Board of Governors of the Federal Reserve System
OMB Number: 7100-0036
Federal Deposit Insurance Corporation
OMB Number: 3064-0052
Office of the Comptroller of the Currency
OMB Number: 1557-0081
Expires September 30, 2013

**Federal Financial Institutions Examination Council**

Please refer to page i, Table of Contents, for the required disclosure of estimated burden.

# Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only—FFIEC 041

**Report at the close of business December 31, 2010**

(20101231)
(RCON 9999)

This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); and 12 U.S.C. §161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

NOTE: Each bank's board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.
The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

Signature of Chief Financial Officer (or Equivalent)

Date of Signature

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Director (Trustee)

Director (Trustee)

Director (Trustee)

## Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a) Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC's Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or
(b) Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank's data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@ffiec.gov.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank's completed signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank's hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC's sample report forms, but should show at least the caption of each Call Report item and the reported amount.

**ENTERPRISE BANK & TRUST**
Legal Title of Bank (RSSD 9017)

**CLAYTON**
City (RSSD 9130)

**MO** — State Abbrev. (RSSD 9200)
**63105** — Zip Code (RSSD 9220)

FDIC Certificate Number: 27237 (RSSD 9050)

# Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only

## Table of Contents

**Disclosure of Estimated Burden**

The estimated average burden associated with this information collection is 42.9 hours per respondent and is estimated to vary from 16 to 655 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Data Collection and Analysis Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

## Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter and (2) the person at the bank - other than the Chief Financial Officer (or equivalent) - to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter "none" for the contact's e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

| Chief Financial Officer (or Equivalent) Signing the Reports | Other Person to Whom Questions about the Reports Should be Directed |
|---|---|
| DEBORAH N BARSTOW | TAMICA COLEMAN |
| Name (TEXT C490) | Name (TEXT C495) |
| SVP & CONTROLLER | SENIOR ACCOUNTANT |
| Title (TEXT C491) | Title (TEXT C496) |
| dbarstow@enterprisebank.com | tcoleman@enterprisebank.com |
| E-mail Address (TEXT C492) | E-mail Address (TEXT 4086) |
| (314) 993-6200 | (314) 810-3678 |
| Telephone: Area code/phone number/extension (TEXT C493) | Telephone: Area code/phone number/extension (TEXT 8902) |
| (314) 993-6454 | (314) 812-1531 |
| FAX: Area code/phone number (TEXT C494) | FAX: Area code/phone number (TEXT 9116) |

## Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

| Primary Contact | Secondary Contact |
|---|---|
| COLLEEN SHEA | |
| Name (TEXT C366) | Name (TEXT C371) |
| VP | |
| Title (TEXT C367) | Title (TEXT C372) |
| cshea@enterprisebank.com | |
| E-mail Address (TEXT C368) | E-mail Address (TEXT C373) |
| (314) 993-6200 | |
| Telephone: Area code/phone number/extension (TEXT C369) | Telephone: Area code/phone number/extension (TEXT C374) |
| (314) 993-6454 | |
| FAX: Area code/phone number (TEXT C370) | FAX: Area code/phone number (TEXT C375) |

## USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank's USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti-money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank's option. Enter "none" for the contact's e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

### Primary Contact

SHAWNA MUZAR
Name (TEXT C437)

BSA/AML SPECIALIST
Title (TEXT C438)

SMUZAR@ENTERPRISEBANK.COM
E-mail Address (TEXT C439)

(816) 505-7513
Telephone: Area code/phone number/extension (TEXT C440)

### Secondary Contact

ROBYN HEIDGER
Name (TEXT C442)

VP, BSA OFFICER
Title (TEXT C443)

RHEIDGER@ENTERPRISEBANK.COM
E-mail Address (TEXT C444)

(314) 810-3735
Telephone: Area code/phone number/extension (TEXT C445)

### Third Contact

Name (TEXT C870)

Title (TEXT C871)

E-mail Address (TEXT C872)

Telephone: Area code/phone number/extension (TEXT C873)

### Fourth Contact

Name (TEXT C875)

Title (TEXT C876)

E-mail Address (TEXT C877)

Telephone: Area code/phone number/extension (TEXT C878)

ENTERPRISE BANK & TRUST
Legal Title of Bank
CLAYTON
City
MO 63105
State Zip Code
FDIC Certificate Number: 27237
Printed on 3/2/2012 at 4:48 PM - Submitted to CDR on 3/2/2012 at 4:47 PM

# Consolidated Report of Income
# for the period January 1, 2010 – December 31, 2010

**All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.**

## Schedule RI—Income Statement

| Dollar Amounts in Thousands | RIAD | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Interest Income: | | | |
| a. Interest and fee income on loans: | | | |
| (1) Loans secured by real estate: | | | |
| (a) Loans secured by 1-4 family residential properties | 4435 | 11,303 | 1.a.1.a |
| (b) All other loans secured by real estate | 4436 | 57,813 | 1.a.1.b |
| (2) Commercial and industrial loans | 4012 | 36,271 | 1.a.2 |
| (3) Loans to individuals for household, family, and other personal expenditures: | | | |
| (a) Credit cards | B485 | 0 | 1.a.3.a |
| (b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) | B486 | 355 | 1.a.3.b |
| (4) Loans to foreign governments and official institutions | 4056 | 0 | 1.a.4 |
| (5) All other loans (1) | 4058 | 2,145 | 1.a.5 |
| (6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5)) | 4010 | **107,887** | 1.a.6 |
| b. Income from lease financing receivables | 4065 | 0 | 1.b |
| c. Interest income on balances due from depository institutions (2) | 4115 | 370 | 1.c |
| d. Interest and dividend income on securities: | | | |
| (1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities) | B488 | 680 | 1.d.1 |
| (2) Mortgage-backed securities | B489 | 6,233 | 1.d.2 |
| (3) All other securities (includes securities issued by states and political subdivisions in the U.S.) | 4060 | 275 | 1.d.3 |
| e. Interest income from trading assets | 4069 | 0 | 1.e |
| f. Interest income on federal funds sold and securities purchased under agreements to resell | 4020 | 10 | 1.f |
| g. Other interest income | 4518 | 286 | 1.g |
| h. Total interest income (sum of items 1.a.(6) through 1.g) | 4107 | **115,741** | 1.h |
| 2. Interest expense: | | | |
| a. Interest on deposits: | | | |
| (1) Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) | 4508 | 388 | 2.a.1 |
| (2) Nontransaction accounts: | | | |
| **(a) Savings deposits (includes MMDAs)** | 0093 | 6,739 | 2.a.2.a |
| (b) Time deposits of $100,000 or more | A517 | 6,994 | 2.a.2.b |
| (c) Time deposits of less than $100,000 | A518 | 8,747 | 2.a.2.c |
| b. Expense of federal funds purchased and securities sold under agreements to repurchase | 4180 | 264 | 2.b |
| c. Interest on trading liabilities and other borrowed money | 4185 | 4,326 | 2.c |

(1) Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."
(2) Includes interest income on time certificates of deposit not held for trading.

## Schedule RI—Continued

| Dollar Amounts in Thousands | RIAD | Year-to-date Bil \| Mil \| Thou | | RIAD | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|---|
| 2. Interest expense (continued): | | | | | | |
| d. Interest on subordinated notes and debentures | 4200 | 270 | 2.d | | | |
| e. Total interest expense (sum of items 2.a through 2.d) | 4073 | **27,728** | 2.e | | | |
| 3. Net interest income (item 1.h minus 2.e) | | | | 4074 | **88,013** | 3 |
| 4. Provision for loan and lease losses | | | | 4230 | 33,735 | 4 |
| 5. Noninterest income: | | | | | | |
| a. Income from fiduciary activities (1) | 4070 | 5,338 | 5.a | | | |
| b. Service charges on deposit accounts | 4080 | 4,684 | 5.b | | | |
| c. Trading revenue (2) | A220 | 1,906 | 5.c | | | |
| d. (1) Fees and commissions from securities brokerage | C886 | 4 | 5.d.1 | | | |
| (2) Investment banking, advisory, and underwriting fees and commissions | C888 | 0 | 5.d.2 | | | |
| (3) Fees and commissions from annuity sales | C887 | 278 | 5.d.3 | | | |
| (4) Underwriting income from insurance and reinsurance activities | C386 | 0 | 5.d.4 | | | |
| (5) Income from other insurance activities | C387 | 799 | 5.d.5 | | | |
| e. Venture capital revenue | B491 | 0 | 5.e | | | |
| f. Net servicing fees | B492 | 0 | 5.f | | | |
| g. Net securitization income | B493 | 0 | 5.g | | | |
| h. Not applicable | | | | | | |
| i. Net gains (losses) on sales of loans and leases | 5416 | 569 | 5.i | | | |
| j. Net gains (losses) on sales of other real estate owned | 5415 | 79 | 5.j | | | |
| k. Net gains (losses) on sales of other assets (excluding securities) | B496 | (1,346) | 5.k | | | |
| l. Other noninterest income* | B497 | 4,406 | 5.l | | | |
| m. Total noninterest income (sum of items 5.a through 5.l) | | | | 4079 | **16,717** | 5.m |
| 6. a. Realized gains (losses) on held-to-maturity securities | | | | 3521 | 0 | 6.a |
| b. Realized gains (losses) on available-for-sale securities | | | | 3196 | 1,987 | 6.b |
| 7. Noninterest expense: | | | | | | |
| a. Salaries and employee benefits | 4135 | 27,580 | 7.a | | | |
| b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest) | 4217 | 8,184 | 7.b | | | |
| c. (1) Goodwill impairment losses | C216 | 0 | 7.c.1 | | | |
| (2) Amortization expense and impairment losses for other intangible assets | C232 | 420 | 7.c.2 | | | |
| d. Other noninterest expense* | 4092 | 22,191 | 7.d | | | |
| e. Total noninterest expense (sum of items 7.a through 7.d) | | | | 4093 | **58,375** | 7.e |
| 8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e) | | | | 4301 | **14,607** | 8 |
| 9. Applicable income taxes (on item 8) | | | | 4302 | 4,346 | 9 |
| 10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9) | | | | 4300 | **10,261** | 10 |
| 11. Extraordinary items and other adjustments, net of income taxes* | | | | 4320 | 0 | 11 |
| 12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11) | | | | G104 | **10,261** | 12 |
| 13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value) | | | | G103 | 0 | 13 |
| 14. Net income (loss) attributable to bank (item 12 minus item 13) | | | | 4340 | **10,261** | 14 |

* Describe on Schedule RI-E—Explanations

(1) For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.

## Schedule RI—Continued

| Memoranda<br>Dollar Amounts in Thousands | RIAD | Year-to-date<br>Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes | 4513 | 310 | M.1 |
| *Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (1)* | | | |
| 2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8) | 8431 | 198 | M.2 |
| 3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b) | 4313 | 1,679 | M.3 |
| 4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3)) | 4507 | 157 | M.4 |
| | | Number | |
| 5. Number of full-time equivalent employees at end of current period (round to nearest whole number) | 4150 | 330 | M.5 |
| *Memorandum item 6 is to be completed by: (1)*<br>*• banks with $300 million or more in total assets, and*<br>*• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.* | | | |
| 6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5)) | 4024 | 0 | M.6 |
| | RIAD | CCYY/MM/DD | |
| 7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank's acquisition (2) | 9106 | 0 | M.7 |

| 8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c) *(To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):* | RIAD | Year-to-date<br>Bil \| Mil \| Thou | |
|---|---|---|---|
| a. Interest rate exposures | 8757 | 0 | M.8.a |
| b. Foreign exchange exposures | 8758 | 0 | M.8.b |
| c. Equity security and index exposures | 8759 | 0 | M.8.c |
| d. Commodity and other exposures | 8760 | 0 | M.8.d |
| e. Credit exposures | F186 | 0 | M.8.e |
| 9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account: | | | |
| a. Net gains (losses) on credit derivatives held for trading | C889 | 0 | M.9.a |
| b. Net gains (losses) on credit derivatives held for purposes other than trading | C890 | 0 | M.9.b |
| *10. To be completed by banks with $300 million or more in total assets: (1)* Credit losses on derivatives (see instructions) | A251 | 0 | M.10 |

| | RIAD | YES / NO | |
|---|---|---|---|
| 11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year? | A530 | NO | M.11 |

| *Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, part I, Memorandum items 8.b and 8.c.* | RIAD | Year-to-date<br>Bil \| Mil \| Thou | |
|---|---|---|---|
| 12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a)) | F228 | N/A | M.12 |

(1) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2009, Report of Condition.

(2) For example, a bank acquired on March 1, 2010, would report 2010/03/01

## Schedule RI—Continued

| Memoranda — Continued<br>Dollar Amounts in Thousands | RIAD | Year-to-date<br>Bil \| Mil \| Thou | |
|---|---|---|---|
| *Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.* | | | |
| 13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option: | | | |
| a. Net gains (losses) on assets | F551 | 1,684 | M.13.a |
| (1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk | F552 | 0 | M.13.a.1 |
| b. Net gains (losses) on liabilities | F553 | 0 | M.13.b |
| (1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk | F554 | 0 | M.13.b.1 |
| **14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:** | | | |
| **a. Total other-than-temporary impairment losses** | J319 | 0 | M.14.a |
| **b. Portion of losses recognized in other comprehensive income (before income taxes)** | J320 | 0 | M.14.b |
| **c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)** | J321 | 0 | M.14.c |

## Schedule RI-A—Changes in Bank Equity Capital

| Indicate decreases and losses in parentheses. Dollar Amounts in Thousands | RIAD | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Total bank equity capital most recently reported for the December 31, 2009, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income) | 3217 | 202,231 | 1 |
| 2. Cumulative effect of changes in accounting principles and corrections of material accounting errors* | B507 | 0 | 2 |
| 3. Balance end of previous calendar year as restated (sum of items 1 and 2) | B508 | **202,231** | 3 |
| 4. Net income (loss) attributable to bank (must equal Schedule RI, item 14) | 4340 | **10,261** | 4 |
| 5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions) | B509 | 0 | 5 |
| 6. Treasury stock transactions, net | B510 | 0 | 6 |
| 7. Changes incident to business combinations, net | 4356 | 0 | 7 |
| 8. LESS: Cash dividends declared on preferred stock | 4470 | 0 | 8 |
| 9. LESS: Cash dividends declared on common stock | 4460 | 0 | 9 |
| 10. Other comprehensive income (1) | B511 | (1,506) | 10 |
| 11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above) | 4415 | 15,000 | 11 |
| 12. Total bank equity capital end of current period (sum of items 3 through 11)(must equal Schedule RC, item 27.a) | 3210 | **225,986** | 12 |

* Describe on Schedule RI-E - Explanations.

(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.

## Schedule RI-B—Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

### Part I. Charge-offs and Recoveries on Loans and Leases

| **Part I includes charge-offs and recoveries through the allocated transfer risk reserve.** | (Column A) Charge-offs (1) | | (Column B) Recoveries | | |
|---|---|---|---|---|---|
| | Calendar year-to-date | | | | |
| Dollar Amounts in Thousands | RIAD | Bil \| Mil \| Thou | RIAD | Bil \| Mil \| Thou | |
| 1. Loans secured by real estate: | | | | | |
| a. Construction, land development, and other land loans: | | | | | |
| (1) 1-4 family residential construction loans | C891 | 2,986 | C892 | 39 | 1.a.1 |
| (2) Other construction loans and all land development and other land loans | C893 | 9,162 | C894 | 275 | 1.a.2 |
| b. Secured by farmland | 3584 | 0 | 3585 | 0 | 1.b |
| c. Secured by 1-4 family residential properties: | | | | | |
| (1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit | 5411 | 173 | 5412 | 28 | 1.c.1 |
| (2) Closed-end loans secured by 1-4 family residential properties: | | | | | |
| (a) Secured by first liens | C234 | 3,765 | C217 | 485 | 1.c.2.a |
| (b) Secured by junior liens | C235 | 453 | C218 | 23 | 1.c.2.b |
| d. Secured by multifamily (5 or more) residential properties | 3588 | 2,963 | 3589 | 814 | 1.d |
| e. Secured by nonfarm nonresidential properties: | | | | | |
| (1) Loans secured by owner-occupied nonfarm nonresidential properties | C895 | 846 | C896 | 0 | 1.e.1 |
| (2) Loans secured by other nonfarm nonresidential properties | C897 | 11,673 | C898 | 187 | 1.e.2 |
| 2. Loans to depository institutions and acceptances of other banks | 4481 | 0 | 4482 | 0 | 2 |
| 3. Not applicable | | | | | |
| 4. Commercial and industrial loans | 4638 | 3,865 | 4608 | 157 | 4 |
| 5. Loans to individuals for household, family, and other personal expenditures: | | | | | |
| a. Credit cards | B514 | 0 | B515 | 0 | 5.a |
| b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) | B516 | 107 | B517 | 70 | 5.b |
| 6. Loans to foreign governments and official institutions | 4643 | 0 | 4627 | 0 | 6 |
| 7. All other loans (2) | 4644 | 167 | 4628 | 112 | 7 |
| 8. Lease financing receivables | 4266 | 0 | 4267 | 0 | 8 |
| 9. Total (sum of items 1 through 8) | 4635 | **36,160** | 4605 | **2,190** | 9 |

(1) Include write-downs arising from transfers of loans to a held-for-sale account.

(2) Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."

## Schedule RI-B Continued

**Part I. Continued**

Memoranda

| Dollar Amounts in Thousands | RIAD | (Column A) Charge-offs (1) Calendar year-to-date Bil \| Mil \| Thou | RIAD | (Column B) Recoveries Calendar year-to-date Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above | 5409 | 0 | 5410 | 0 | M.1 |
| *2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets: (2)* | | | | | |
| a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above) | 4652 | 0 | 4662 | 0 | M.2.a |
| b. Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above) | 4654 | 0 | 4664 | 0 | M.2.b |
| c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above) | 4646 | 0 | 4618 | 0 | M.2.c |
| d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above) | F185 | 0 | F187 | 0 | M.2.d |
| *3. Memorandum item 3 is to be completed by: (2) • banks with $300 million or more in total assets, and • banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans:* Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above) | 4655 | 0 | 4665 | 0 | M.3 |

*Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.*

| | RIAD | Calendar year-to-date Bil \| Mil \| Thou | |
|---|---|---|---|
| 4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses) | C388 | N/A | M.4 |

(1) Include write-downs arising from transfers of loans to a held-for-sale account.

(2) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2009, Report of Condition.

# Schedule RI-B Continued

**Part II. Changes in Allowance for Loan and Lease Losses**

| Dollar Amounts in Thousands | RIAD | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Balance most recently reported for the December 31, 2009, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income) | B522 | 42,995 | 1 |
| 2. Recoveries (must equal part I, item 9, column B, above) | 4605 | 2,190 | 2 |
| 3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4) | C079 | 36,160 | 3 |
| 4. LESS: Write-downs arising from transfers of loans to a held-for-sale account | 5523 | 0 | 4 |
| 5. Provision for loan and lease losses (must equal Schedule RI, item 4) | 4230 | 33,735 | 5 |
| 6. Adjustments* (see instructions for this schedule) | C233 | 0 | 6 |
| 7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c) | 3123 | 42,760 | 7 |

* Describe on Schedule RI-E—Explanations.

| Dollar Amounts in Thousands | RIAD | Bil \| Mil \| Thou | |
|---|---|---|---|
| Memoranda | | | |
| 1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above | C435 | 0 | M.1 |
| *Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.* | | | |
| 2. Separate valuation allowance for uncollectible retail credit card fees and finance charges | C389 | N/A | M.2 |
| 3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges | C390 | N/A | M.3 |
| *Memorandum item 4 is to be completed by all banks.* | | | |
| 4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, part II, item 7, above) | C781 | 67 | M.4 |

# Schedule RI-E—Explanations

**Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.**

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

| Dollar Amounts in Thousands | | | RIAD | Year-to-date Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l: | | | | | |
| a. Income and fees from the printing and sale of checks | | | C013 | 0 | 1.a |
| b. Earnings on/increase in value of cash surrender value of life insurance | | | C014 | 776 | 1.b |
| c. Income and fees from automated teller machines (ATMs) | | | C016 | 54 | 1.c |
| d. Rent and other income from other real estate owned | | | 4042 | 79 | 1.d |
| e. Safe deposit box rent | | | C015 | 42 | 1.e |
| f. Net change in the fair values of financial instruments accounted for under a fair value option | | | F229 | 1,684 | 1.f |
| g. Bank card and credit card interchange fees | | | F555 | 530 | 1.g |
| h. Gains on bargain purchases | | | J447 | 0 | 1.h |
| TEXT | | | | | |
| i. 4461 | | | 4461 | 0 | 1.i |
| j. 4462 | | | 4462 | 0 | 1.j |
| k. 4463 | | | 4463 | 0 | 1.k |
| 2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d: | | | | | |
| a. Data processing expenses | | | C017 | 2,234 | 2.a |
| b. Advertising and marketing expenses | | | 0497 | 59 | 2.b |
| c. Directors' fees | | | 4136 | 265 | 2.c |
| d. Printing, stationery, and supplies | | | C018 | 328 | 2.d |
| e. Postage | | | 8403 | 769 | 2.e |
| f. Legal fees and expenses | | | 4141 | 9,941 | 2.f |
| g. FDIC deposit insurance assessments | | | 4146 | 3,495 | 2.g |
| h. Accounting and auditing expenses | | | F556 | 59 | 2.h |
| i. Consulting and advisory expenses | | | F557 | 1,208 | 2.i |
| j. Automated teller machine (ATM) and interchange expenses | | | F558 | 577 | 2.j |
| k. Telecommunications expenses | | | F559 | 551 | 2.k |
| TEXT | | | | | |
| l. 4464 | | | 4464 | 0 | 2.l |
| m. 4467 | | | 4467 | 0 | 2.m |
| n. 4468 | | | 4468 | 0 | 2.n |
| 3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments): TEXT | | | | | |
| a.(1) 4469 | | | 4469 | 0 | 3.a.1 |
| (2) Applicable income tax effect | 4486 | 0 | | | 3.a.2 |
| b.(1) 4487 | | | 4487 | 0 | 3.b.1 |
| (2) Applicable income tax effect | 4488 | 0 | | | 3.b.2 |
| c.(1) 4489 | | | 4489 | 0 | 3.c.1 |
| (2) Applicable income tax effect | 4491 | 0 | | | 3.c.2 |

## Schedule RI-E—Continued

| Dollar Amounts in Thousands | | RIAD | Year-to-date Bil \| Mil \| Thou | |
|---|---|---|---|---|
| 4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects): | | | | |
| **a. Cumulative effect of the initial application of FASB ASC 810-10 (former FAS 167) related to newly consolidated variable interest entities** | | J536 | 0 | 4.a |
| b. TEXT B527 | | B527 | 0 | 4.b |
| 5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions): | | | | |
| a. TEXT 4498 | Capital Infusion | 4498 | 15,000 | 5.a |
| b. TEXT 4499 | | 4499 | 0 | 5.b |
| 6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments): | | | | |
| a. TEXT 4521 | | 4521 | 0 | 6.a |
| b. TEXT 4522 | | 4522 | 0 | 6.b |

7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

| | RIAD | YES / NO | |
|---|---|---|---|
| Comments? | 4769 | NO | 7 |

Other explanations (please type or print clearly):
**TEXT ( 70 characters per line )**

| 4769 | |
|---|---|

ENTERPRISE BANK & TRUST
Legal Title of Bank

CLAYTON
City

MO | 63105
State | Zip Code

FDIC Certificate Number: 27237

Printed on 3/2/2012 at 4:48 PM - Submitted to CDR on 3/2/2012 at 4:47 PM

# Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 2010

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

## Schedule RC—Balance Sheet

| Dollar Amounts in Thousands | | | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| ASSETS | | | | | |
| 1. Cash and balances due from depository institutions (from Schedule RC-A): | | | | | |
| a. Noninterest-bearing balances and currency and coin (1) | | | 0081 | 22,593 | 1.a |
| b. Interest-bearing balances (2) | | | 0071 | 269,673 | 1.b |
| 2. Securities: | | | | | |
| a. Held-to-maturity securities (from Schedule RC-B, column A) | | | 1754 | 0 | 2.a |
| b. Available-for-sale securities (from Schedule RC-B, column D) | | | 1773 | 361,546 | 2.b |
| 3. Federal funds sold and securities purchased under agreements to resell: | | | | | |
| a. Federal funds sold | | | B987 | 3,153 | 3.a |
| b. Securities purchased under agreements to resell (3) | | | B989 | 0 | 3.b |
| 4. Loans and lease financing receivables (from Schedule RC-C): | | | | | |
| a. Loans and leases held for sale | | | 5369 | 5,666 | 4.a |
| b. Loans and leases, net of unearned income | B528 | 1,887,380 | | | 4.b |
| c. LESS: Allowance for loan and lease losses | 3123 | 42,759 | | | 4.c |
| d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c) | | | B529 | 1,844,621 | 4.d |
| 5. Trading assets (from Schedule RC-D) | | | 3545 | 61,148 | 5 |
| 6. Premises and fixed assets (including capitalized leases) | | | 2145 | 20,499 | 6 |
| 7. Other real estate owned (from Schedule RC-M) | | | 2150 | 36,619 | 7 |
| 8. Investments in unconsolidated subsidiaries and associated companies | | | 2130 | 0 | 8 |
| 9. Direct and indirect investments in real estate ventures | | | 3656 | 0 | 9 |
| 10. Intangible assets: | | | | | |
| a. Goodwill | | | 3163 | 2,064 | 10.a |
| b. Other intangible assets (from Schedule RC-M) | | | 0426 | 1,223 | 10.b |
| 11. Other assets (from Schedule RC-F) | | | 2160 | 157,150 | 11 |
| 12. Total assets (sum of items 1 through 11) | | | 2170 | 2,785,955 | 12 |

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements, regardless of maturity.

## Schedule RC - Continued

| Dollar Amounts in Thousands | | | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| LIABILITIES | | | | | |
| 13. Deposits: | | | | | |
| a. In domestic offices (sum of totals of columns A and C from Schedule RC-E) | | | 2200 | 2,313,191 | 13.a |
| (1) Noninterest-bearing (1) | 6631 | 381,555 | | | 13.a.1 |
| (2) Interest-bearing | 6636 | 1,931,636 | | | 13.a.2 |
| b. Not applicable | | | | | |
| 14. Federal funds purchased and securities sold under agreements to repurchase: | | | | | |
| a. Federal funds purchased (2) | | | B993 | 0 | 14.a |
| b. Securities sold under agreements to repurchase (3) | | | B995 | 119,333 | 14.b |
| 15. Trading liabilities (from Schedule RC-D) | | | 3548 | 0 | 15 |
| 16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M) | | | 3190 | 107,300 | 16 |
| 17. and 18. Not applicable | | | | | |
| 19. Subordinated notes and debentures (4) | | | 3200 | 2,500 | 19 |
| 20. Other liabilities (from Schedule RC-G) | | | 2930 | 17,586 | 20 |
| 21. Total liabilities (sum of items 13 through 20) | | | 2948 | **2,559,910** | 21 |
| 22. Not applicable | | | | | |
| EQUITY CAPITAL | | | | | |
| Bank Equity Capital | | | | | |
| 23. Perpetual preferred stock and related surplus | | | 3838 | 0 | 23 |
| 24. Common stock | | | 3230 | 4,156 | 24 |
| 25. Surplus (excludes all surplus related to preferred stock) | | | 3839 | 158,776 | 25 |
| 26. a. Retained earnings | | | 3632 | 63,627 | 26.a |
| b. Accumulated other comprehensive income (5) | | | B530 | (573) | 26.b |
| c. Other equity capital components (6) | | | A130 | 0 | 26.c |
| 27. a. Total bank equity capital (sum of items 23 through 26.c) | | | 3210 | **225,986** | 27.a |
| b. Noncontrolling (minority) interests in consolidated subsidiaries | | | 3000 | 59 | 27.b |
| 28. Total equity capital (sum of items 27.a and 27.b) | | | G105 | **226,045** | 28 |
| 29. Total liabilities and equity capital (sum of items 21 and 28) | | | 3300 | **2,785,955** | 29 |

Memoranda

**To be reported with the March Report of Condition.**

| | RCON | Number | |
|---|---|---|---|
| 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2009 | 6724 | N/A | M.1 |

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

| | RCON | MM / DD | |
|---|---|---|---|
| **To be reported with the March Report of Condition.** | | | |
| 2. Bank's fiscal year-end date | 8678 | N/A | M.2 |

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
(3) Includes all securities repurchase agreements, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

## Schedule RC-A—Cash and Balances Due From Depository Institutions

**Schedule RC-A is to be completed only by banks with $300 million or more in total assets.**
Exclude assets held for trading.

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Cash items in process of collection, unposted debits, and currency and coin: | | | |
| a. Cash items in process of collection and unposted debits | 0020 | 19,796 | 1.a |
| b. Currency and coin | 0080 | 2,797 | 1.b |
| 2. Balances due from depository institutions in the U.S.: | | | |
| a. U.S. branches and agencies of foreign banks | 0083 | 0 | 2.a |
| b. Other commercial banks in the U.S. and other depository institutions in the U.S. | 0085 | 20,166 | 2.b |
| 3. Balances due from banks in foreign countries and foreign central banks: | | | |
| a. Foreign branches of other U.S. banks | 0073 | 0 | 3.a |
| b. Other banks in foreign countries and foreign central banks | 0074 | 0 | 3.b |
| 4. Balances due from Federal Reserve Banks | 0090 | 249,507 | 4 |
| 5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b) | 0010 | 292,266 | 5 |

## Schedule RC-B—Securities

Exclude assets held for trading.

| | Held-to-maturity | | | | Available-for-sale | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | (Column A) Amortized Cost | | (Column B) Fair Value | | (Column C) Amortized Cost | | (Column D) Fair Value | | |
| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| 1. U.S. Treasury securities | 0211 | 0 | 0213 | 0 | 1286 | 0 | 1287 | 0 | 1 |
| 2. U.S. Government agency obligations (exclude mortgage-backed securities): | | | | | | | | | |
| a. Issued by U.S. Government-agencies (1) | 1289 | 0 | 1290 | 0 | 1291 | 444 | 1293 | 453 | 2.a |
| b. Issued by U.S. Government-sponsored agencies (2) | 1294 | 0 | 1295 | 0 | 1297 | 32,880 | 1298 | 32,119 | 2.b |
| 3. Securities issued by states and political subdivisions in the U.S. | 8496 | 0 | 8497 | 0 | 8498 | 18,486 | 8499 | 17,676 | 3 |

(1) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

## Schedule RC-B—Continued

| Dollar Amounts in Thousands | Held-to-maturity (Column A) Amortized Cost RCON | Bil \| Mil \| Thou | (Column B) Fair Value RCON | Bil \| Mil \| Thou | Available-for-sale (Column C) Amortized Cost RCON | Bil \| Mil \| Thou | (Column D) Fair Value RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|---|---|---|---|
| 4. Mortgage-backed securities (MBS): | | | | | | | | | |
| a. Residential mortgage pass-through securities: | | | | | | | | | |
| (1) Guaranteed by GNMA | G300 | 0 | G301 | 0 | G302 | 0 | G303 | 0 | 4.a.1 |
| (2) Issued by FNMA and FHLMC | G304 | 0 | G305 | 0 | G306 | 216,615 | G307 | 216,279 | 4.a.2 |
| (3) Other pass-through securities | G308 | 0 | G309 | 0 | G310 | 0 | G311 | 0 | 4.a.3 |
| b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS): | | | | | | | | | |
| (1) Issued or guaranteed by FNMA, FHLMC, or GNMA | G312 | 0 | G313 | 0 | G314 | 94,021 | G315 | 95,019 | 4.b.1 |
| (2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA | G316 | 0 | G317 | 0 | G318 | 0 | G319 | 0 | 4.b.2 |
| (3) All other residential MBS | G320 | 0 | G321 | 0 | G322 | 0 | G323 | 0 | 4.b.3 |
| c. Commercial MBS: | | | | | | | | | |
| (1) Commercial mortgage pass-through securities | G324 | 0 | G325 | 0 | G326 | 0 | G327 | 0 | 4.c.1 |
| (2) Other commercial MBS | G328 | 0 | G329 | 0 | G330 | 0 | G331 | 0 | 4.c.2 |
| 5. Asset-backed securities and structured financial products: | | | | | | | | | |
| a. Asset-backed securities (ABS) | C026 | 0 | C988 | 0 | C989 | 0 | C027 | 0 | 5.a |
| b. Structured financial products: | | | | | | | | | |
| (1) Cash | G336 | 0 | G337 | 0 | G338 | 0 | G339 | 0 | 5.b.1 |
| (2) Synthetic | G340 | 0 | G341 | 0 | G342 | 0 | G343 | 0 | 5.b.2 |
| (3) Hybrid | G344 | 0 | G345 | 0 | G346 | 0 | G347 | 0 | 5.b.3 |
| 6. Other debt securities: | | | | | | | | | |
| a. Other domestic debt securities | 1737 | 0 | 1738 | 0 | 1739 | 0 | 1741 | 0 | 6.a |
| b. Foreign debt securities | 1742 | 0 | 1743 | 0 | 1744 | 0 | 1746 | 0 | 6.b |
| 7. Investments in mutual funds and other equity securities with readily determinable fair values (1) | | | | | A510 | 0 | A511 | 0 | 7 |
| 8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b) | 1754 | **0** | 1771 | **0** | 1772 | **362,446** | 1773 | **361,546** | 8 |

(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock in Schedule RC-F, item 4.

## Schedule RC-B—Continued

Memoranda

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Pledged securities (2) | 0416 | 257,019 | M.1 |
| 2. Maturity and repricing data for debt securities (2, 3) (excluding those in nonaccrual status): | | | |
| a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (4, 5) | | | |
| (1) Three months or less | A549 | 3,030 | M.2.a.1 |
| (2) Over three months through 12 months | A550 | 302 | M.2.a.2 |
| (3) Over one year through three years | A551 | 275 | M.2.a.3 |
| (4) Over three years through five years | A552 | 15,651 | M.2.a.4 |
| (5) Over five years through 15 years | A553 | 29,433 | M.2.a.5 |
| (6) Over 15 years | A554 | 1,557 | M.2.a.6 |
| b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (4, 6) | | | |
| (1) Three months or less | A555 | 74 | M.2.b.1 |
| (2) Over three months through 12 months | A556 | 0 | M.2.b.2 |
| (3) Over one year through three years | A557 | 0 | M.2.b.3 |
| (4) Over three years through five years | A558 | 0 | M.2.b.4 |
| (5) Over five years through 15 years | A559 | 169,069 | M.2.b.5 |
| (6) Over 15 years | A560 | 47,136 | M.2.b.6 |
| c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (1) | | | |
| (1) Three years or less | A561 | 70,854 | M.2.c.1 |
| (2) Over three years | A562 | 24,165 | M.2.c.2 |
| d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above) | A248 | 374 | M.2.d |
| 3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer) | 1778 | 0 | M.3 |
| 4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6): | | | |
| a. Amortized cost | 8782 | 21,409 | M.4.a |
| b. Fair value | 8783 | 20,688 | M.4.b |

(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(4) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(5) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(1) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.

## Schedule RC-B—Continued

Memoranda — Continued

| Dollar Amounts in Thousands | Held-to-maturity (Column A) Amortized Cost RCON | Bil \| Mil \| Thou | Held-to-maturity (Column B) Fair Value RCON | Bil \| Mil \| Thou | Available-for-sale (Column C) Amortized Cost RCON | Bil \| Mil \| Thou | Available-for-sale (Column D) Fair Value RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|---|---|---|---|
| *Memorandum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets. (2)* | | | | | | | | | |
| 5. Asset-backed securities (ABS)(for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a): | | | | | | | | | |
| a. Credit card receivables | B838 | 0 | B839 | 0 | B840 | 0 | B841 | 0 | M.5.a |
| b. Home equity lines | B842 | 0 | B843 | 0 | B844 | 0 | B845 | 0 | M.5.b |
| c. Automobile loans | B846 | 0 | B847 | 0 | B848 | 0 | B849 | 0 | M.5.c |
| d. Other consumer loans | B850 | 0 | B851 | 0 | B852 | 0 | B853 | 0 | M.5.d |
| e. Commercial and industrial loans | B854 | 0 | B855 | 0 | B856 | 0 | B857 | 0 | M.5.e |
| f. Other | B858 | 0 | B859 | 0 | B860 | 0 | B861 | 0 | M.5.f |

(2) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

## Schedule RC-B—Continued

| Memoranda — Continued | Held-to-maturity | | | | Available-for-sale | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | (Column A) Amortized Cost | | (Column B) Fair Value | | (Column C) Amortized Cost | | (Column D) Fair Value | | |
| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| 6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B sum of items 5.b(1) through (3)): | | | | | | | | | |
| a. Trust preferred securities issued by financial institutions | G348 | 0 | G349 | 0 | G350 | 0 | G351 | 0 | M.6.a |
| b. Trust preferred securities issued by real estate investment trusts | G352 | 0 | G353 | 0 | G354 | 0 | G355 | 0 | M.6.b |
| c. Corporate and similar loans | G356 | 0 | G357 | 0 | G358 | 0 | G359 | 0 | M.6.c |
| d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs) | G360 | 0 | G361 | 0 | G362 | 0 | G363 | 0 | M.6.d |
| e. 1-4 family residential MBS not issued or guaranteed by GSEs | G364 | 0 | G365 | 0 | G366 | 0 | G367 | 0 | M.6.e |
| f. Diversified (mixed) pools of structured financial products | G368 | 0 | G369 | 0 | G370 | 0 | G371 | 0 | M.6.f |
| g. Other collateral or reference assets | G372 | 0 | G373 | 0 | G374 | 0 | G375 | 0 | M.6.g |

# Schedule RC-C—Loans and Lease Financing Receivables

**Part I. Loans and Leases**

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

| Dollar Amounts in Thousands | (Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1) RCON | Bil \| Mil \| Thou | (Column B) To Be Completed by All Banks RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 1. Loans secured by real estate: | | | | | |
| a. Construction, land development, and other land loans: | | | | | |
| (1) 1-4 family residential construction loans | | | F158 | 45,790 | 1.a.1 |
| (2) Other construction loans and all land development and other land loans | | | F159 | 176,329 | 1.a.2 |
| b. Secured by farmland (including farm residential and other improvements) | | | 1420 | 11,749 | 1.b |
| c. Secured by 1-4 family residential properties: | | | | | |
| (1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit | | | 1797 | 40,344 | 1.c.1 |
| (2) Closed-end loans secured by 1-4 family residential properties: | | | | | |
| (a) Secured by first liens | | | 5367 | 151,737 | 1.c.2.a |
| (b) Secured by junior liens | | | 5368 | 12,660 | 1.c.2.b |
| d. Secured by multifamily (5 or more) residential properties | | | 1460 | 53,225 | 1.d |
| e. Secured by nonfarm nonresidential properties: | | | | | |
| (1) Loans secured by owner-occupied nonfarm nonresidential properties | | | F160 | 349,598 | 1.e.1 |
| (2) Loans secured by other nonfarm nonresidential properties | | | F161 | 431,349 | 1.e.2 |
| 2. Loans to depository institutions and acceptances of other banks | | | 1288 | 0 | 2 |
| a. To commercial banks in the U.S.: | | | | | |
| (1) To U.S. branches and agencies of foreign banks | B532 | 0 | | | 2.a.1 |
| (2) To other commercial banks in the U.S. | B533 | 0 | | | 2.a.2 |
| b. To other depository institutions in the U.S. | B534 | 0 | | | 2.b |
| c. To banks in foreign countries: | | | | | |
| (1) To foreign branches of other U.S. banks | B536 | 0 | | | 2.c.1 |
| (2) To other banks in foreign countries | B537 | 0 | | | 2.c.2 |
| 3. Loans to finance agricultural production and other loans to farmers | | | 1590 | 0 | 3 |
| 4. Commercial and industrial loans | | | 1766 | 603,414 | 4 |
| a. To U.S. addressees (domicile) | 1763 | 603,414 | | | 4.a |
| b. To non-U.S. addressees (domicile) | 1764 | 0 | | | 4.b |
| 5. Not applicable | | | | | |
| 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): | | | | | |
| a. Credit cards | | | B538 | 0 | 6.a |
| b. Other revolving credit plans | | | B539 | 2,111 | 6.b |
| c. Other consumer loans (includes single payment, installment, and all student loans) | | | 2011 | 4,880 | 6.c |
| 7. Loans to foreign governments and official institutions (including foreign central banks) | | | 2081 | 0 | 7 |
| 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. | | | 2107 | 360 | 8 |
| **9. Loans to nondepository financial institutions and other loans:** | | | | | |
| **a. Loans to nondepository financial institutions** | | | J454 | 0 | 9.a |
| **b. Other loans** | | | J464 | 9,500 | 9.b |
| (1) Loans for purchasing or carrying securities (secured and unsecured) | 1545 | 5,526 | | | 9.b.1 |
| **(2) All other loans (exclude consumer loans)** | J451 | 3,974 | | | 9.b.2 |

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

## Schedule RC-C—Continued

**Part I. Continued**

| Dollar Amounts in Thousands | (Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1) RCON | Bil \| Mil \| Thou | (Column B) To Be Completed by All Banks RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 10. Lease financing receivables (net of unearned income) | | | 2165 | 0 | 10 |
| a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases) | F162 | 0 | | | 10.a |
| b. All other leases | F163 | 0 | | | 10.b |
| 11. LESS: Any unearned income on loans reflected in items 1-9 above | | | 2123 | 0 | 11. |
| 12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b) | | | 2122 | 1,893,046 | 12 |

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

| Memoranda — Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1): | | | |
| a. Loans secured by 1-4 family residential properties | F576 | 6,879 | M.1.a |
| b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures | 1616 | 1,002 | M.1.b |
| 2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status): | | | |
| a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: (2, 3) | | | |
| (1) Three months or less | A564 | 19,282 | M.2.a.1 |
| (2) Over three months through 12 months | A565 | 47,707 | M.2.a.2 |
| (3) Over one year through three years | A566 | 54,457 | M.2.a.3 |
| (4) Over three years through five years | A567 | 10,504 | M.2.a.4 |
| (5) Over five years through 15 years | A568 | 3,377 | M.2.a.5 |
| (6) Over 15 years | A569 | 11,393 | M.2.a.6 |
| b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: (2, 4) | | | |
| (1) Three months or less | A570 | 236,732 | M.2.b.1 |
| (2) Over three months through 12 months | A571 | 475,923 | M.2.b.2 |
| (3) Over one year through three years | A572 | 618,598 | M.2.b.3 |
| (4) Over three years through five years | A573 | 218,769 | M.2.b.4 |
| (5) Over five years through 15 years | A574 | 121,120 | M.2.b.5 |
| (6) Over 15 years | A575 | 36,708 | M.2.b.6 |
| c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status) | A247 | 779,643 | M.2.c |

(2) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(3) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

## Schedule RC-C—Continued

**Part I. Continued**

| Memoranda — Continued — Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 3. Loans to finance commercial real estate, construction, and land development activities **(not secured by real estate)** included in Schedule RC-C, part I, items 4 and 9, column B (5) | 2746 | 0 | M.3 |
| 4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B) | 5370 | 31,689 | M.4 |
| *5. To be completed by banks with $300 million or more in total assets: (6)* Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B) | B837 | 0 | M.5 |
| *Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.* | | | |
| 6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a. | C391 | N/A | M.6 |
| *Memorandum item 7 is to be completed by all banks.* | | | |
| 7. Purchased impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale): | | | |
| a. Outstanding balance | C779 | 224,080 | M.7.a |
| b. Carrying amount included in Schedule RC-C, part I, items 1 through 9 | C780 | 121,570 | M.7.b |
| 8. Closed-end loans with negative amortization features secured by 1–4 family residential properties: | | | |
| a. Total carrying amount of closed-end loans with negative amortization features secured by 1–4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and (b)) | F230 | 0 | M.8.a |
| *Memorandum items 8.b and 8.c are to be completed by banks that had closed-end loans with negative amortization features secured by 1–4 family residential properties (as reported in Schedule RC-C, part I, Memorandum item 8.a.) as of December 31, 2009, that exceeded the lesser of $100 million or 5 percent of total loans and leases, net of unearned income (as reported in Schedule RC-C, part I, item 12, column B).* | | | |
| b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1–4 family residential properties | F231 | N/A | M.8.b |
| c. Total amount of negative amortization on closed-end loans secured by 1–4 family residential properties included in the carrying amount reported in Memorandum item 8.a above | F232 | N/A | M.8.c |
| 9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b)) | F577 | 0 | M.9 |
| *Memorandum items 10 and 11 are to be completed by banks that have elected to measure loans included in Schedule RC-C, part I, items 1 through 9, at fair value under a fair value option.* | | | |
| 10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9): | | | |
| a. Loans secured by real estate: | | | |
| (1) Construction, land development, and other land loans | F578 | 0 | M.10.a.1 |
| (2) Secured by farmland (including farm residential and other improvements) | F579 | 0 | M.10.a.2 |
| (3) Secured by 1-4 family residential properties: | | | |
| (a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit | F580 | 0 | M.10.a.3.a |
| (b) Closed-end loans secured by 1-4 family residential properties: | | | |
| (1) Secured by first liens | F581 | 0 | M.10.a.3.b.1 |
| (2) Secured by junior liens | F582 | 0 | M.10.a.3.b.2 |

(5) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.
(6) The $300 million asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

## Schedule RC-C—Continued

### Part I. Continued

| Memoranda — Continued (Dollar Amounts in Thousands) | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 10. a. (4) Secured by multifamily (5 or more) residential properties | F583 | 0 | M.10.a.4 |
| (5) Secured by nonfarm nonresidential properties | F584 | 0 | M.10.a.5 |
| b. Commercial and industrial loans | F585 | 0 | M.10.b |
| c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): | | | |
| (1) Credit cards | F586 | 0 | M.10.c.1 |
| (2) Other revolving credit plans | F587 | 0 | M.10.c.2 |
| (3) Other consumer loans (includes single payment, installment, and all student loans) | F588 | 0 | M.10.c.3 |
| d. Other loans | F589 | 0 | M.10.d |
| 11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10): | | | |
| a. Loans secured by real estate: | | | |
| (1) Construction, land development, and other land loans | F590 | 0 | M.11.a.1 |
| (2) Secured by farmland (including farm residential and other improvements) | F591 | 0 | M.11.a.2 |
| (3) Secured by 1-4 family residential properties: | | | |
| (a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit | F592 | 0 | M.11.a.3.a |
| (b) Closed-end loans secured by 1-4 family residential properties: | | | |
| (1) Secured by first liens | F593 | 0 | M.11.a.3.b.1 |
| (2) Secured by junior liens | F594 | 0 | M.11.a.3.b.2 |
| (4) Secured by multifamily (5 or more) residential properties | F595 | 0 | M.11.a.4 |
| (5) Secured by nonfarm nonresidential properties | F596 | 0 | M.11.a.5 |
| b. Commercial and industrial loans | F597 | 0 | M.11.b |
| c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): | | | |
| (1) Credit cards | F598 | 0 | M.11.c.1 |
| (2) Other revolving credit plans | F599 | 0 | M.11.c.2 |
| (3) Other consumer loans (includes single payment, installment, and all student loans) | F600 | 0 | M.11.c.3 |
| d. Other loans | F601 | 0 | M.11.d |

| Dollar Amounts in Thousands | (Column A) Fair value of acquired loans and leases at acquisition date | | (Column B) Gross contractual amounts receivable at acquisition date | | (Column C) Best estimate at acquisition date of of contractual cash flows not expected to be collected | | |
|---|---|---|---|---|---|---|---|
| | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| 12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year: | | | | | | | |
| a. Loans secured by real estate | G091 | 0 | G092 | 0 | G093 | 0 | M.12.a |
| b. Commercial and industrial loans | G094 | 0 | G095 | 0 | G096 | 0 | M.12.b |
| c. Loans to individuals for household, family, and other personal expenditures | G097 | 0 | G098 | 0 | G099 | 0 | M.12.c |
| d. All other loans and all leases | G100 | 0 | G101 | 0 | G102 | 0 | M.12.d |

## Schedule RC-C—Continued

**Part I. Continued**

| Memoranda — Continued | Dollar Amounts in Thousands | | | |
|---|---|---|---|---|
| | | RCON | Bil \| Mil \| Thou | |
| *Memorandum item 13 is to be completed by banks that had construction, land development, and other land loans (as reported in Schedule RC-C, part I, item 1.a, column B) that exceeded 100 percent of total risk-based capital (as reported in Schedule RC-R, item 21) as of December 31, 2009.* | | | | |
| 13. Construction, land development, and other land loans with interest reserves: | | | | |
| a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B) | | G376 | 69,515 | M.13.a |
| b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1a.(1)(b)) | | RIAD G377 | 176 | M.13.b |
| *Memorandum item 14 is to be completed by all banks.* | | RCON | | |
| 14. Pledged loans and leases | | G378 | 1,044,772 | M.14 |
| ***Memorandum item 15 is to be completed for the December report only.*** | | | | |
| **15. Reverse mortgages:** | | | | |
| **a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):** | | RCON | Bil \| Mil \| Thou | |
| **(1) Home Equity Conversion Mortgage (HECM) reverse mortgages** | | J466 | 0 | M.15.a.1 |
| **(2) Proprietary reverse mortgages** | | J467 | 0 | M.15.a.2 |
| **b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:** | | RCON | Number | |
| **(1) Home Equity Conversion Mortgage (HECM) reverse mortgages** | | J468 | 0 | M.15.b.1 |
| **(2) Proprietary reverse mortgages** | | J469 | 0 | M.15.b.2 |
| **c. Principal amount of reverse mortgage originations that have been sold during the year:** | | RCON | Bil \| Mil \| Thou | |
| **(1) Home Equity Conversion Mortgage (HECM) reverse mortgages** | | J470 | 0 | M.15.c.1 |
| **(2) Proprietary reverse mortgages** | | J471 | 0 | M.15.c.2 |

## Schedule RC-C—Continued

**Part II. Loans to Small Businesses and Small Farms**

**Report the number and amount currently outstanding as of the report date of business loans with "original amounts" of $1,000,000** or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the **loan is the size of the line of credit or loan commitment was most recently approved,** extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

**Loans to Small Businesses**

| | RCON | YES / NO | |
|---|---|---|---|
| 1. Indicate in the box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4, (1) have original amounts of $ 100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place the word "NO" in the box to the right.) | 6999 | NO | 1 |

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO, and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

| | RCON | Number of Loans | |
|---|---|---|---|
| 2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories: | | | |
| a. "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.) | 5562 | N/A | 2.a |
| b. "Commercial and industrial loans " reported in Schedule RC-C, part I, item 4. (1) (Note: Item 4, (1) divided by the number of loans should NOT exceed $100,000.) | 5563 | N/A | 2.b |

| Dollar Amounts in Thousands | RCON | (Column A) Number of Loans | RCON | (Column B) Amount Currently Outstanding Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, sum of items 1.e.(1) and 1.e.(2)): | | | | | |
| a. With original amounts of $100,000 or less | 5564 | 72 | 5565 | 3,511 | 3.a |
| b. With original amounts of more than $100,000 through $250,000 | 5566 | 139 | 5567 | 19,513 | 3.b |
| c. With original amounts of more than $250,000 through $1,000,000 | 5568 | 326 | 5569 | 149,930 | 3.c |
| 4. Number and amount currently outstanding of "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4 (1) (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4 (1)): | | | | | |
| a. With original amounts of $100,000 or less | 5570 | 459 | 5571 | 14,664 | 4.a |
| b. With original amounts of more than $100,000 through $250,000 | 5572 | 239 | 5573 | 29,413 | 4.b |
| c. With original amounts of more than $250,000 through $1,000,000 | 5574 | 340 | 5575 | 116,599 | 4.c |

(1) Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC-C, part I item 4.a, column A, "Commercial and industrial loans to U.S. addressees.

# Schedule RC-C—Continued

**Part II. Continued**

## Agricultural Loans to Small Farms

| | RCON | YES / NO | |
|---|---|---|---|
| 5. Indicate in the box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in BOTH of these two loan categories, place the word "NO" in the box to the right.) | 6860 | NO | 5 |

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

| | RCON | Number of Loans | |
|---|---|---|---|
| 6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories: | | | |
| a. "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should NOT exceed $100,000.) | 5576 | N/A | 6.a |
| b. "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.) | 5577 | N/A | 6.b |

| Dollar Amounts in Thousands | RCON | (Column A) Number of Loans | RCON | (Column B) Amount Currently Outstanding Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b): | | | | | |
| a. With original amounts of $100,000 or less | 5578 | 6 | 5579 | 322 | 7.a |
| b. With original amounts of more than $100,000 through $250,000 | 5580 | 3 | 5581 | 365 | 7.b |
| c. With original amounts of more than $250,000 through $500,000 | 5582 | 2 | 5583 | 685 | 7.c |
| 8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3): | | | | | |
| a. With original amounts of $100,000 or less | 5584 | 0 | 5585 | 0 | 8.a |
| b. With original amounts of more than $100,000 through $250,000 | 5586 | 0 | 5587 | 0 | 8.b |
| c. With original amounts of more than $250,000 through $500,000 | 5588 | 0 | 5589 | 0 | 8.c |

# Schedule RC-D - Trading Assets and Liabilities

**Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more in any of the four preceding calendar quarters.**

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| ASSETS | | | |
| 1. U.S. Treasury securities | 3531 | 0 | 1 |
| 2. U.S. Government agency obligations (exclude mortgage-backed securities) | 3532 | 0 | 2 |
| 3. Securities issued by states and political subdivisions in the U.S. | 3533 | 0 | 3 |
| 4. Mortgage-backed securities (MBS): | | | |
| a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA | G379 | 0 | 4.a |
| b. Other residential MBS issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS) | G380 | 0 | 4.b |
| c. All other residential MBS | G381 | 0 | 4.c |
| d. Commercial MBS | G382 | 0 | 4.d |
| 5. Other debt securities | | | |
| a. Structured financial products: | | | |
| (1) Cash | G383 | 0 | 5.a.1 |
| (2) Synthetic | G384 | 0 | 5.a.2 |
| (3) Hybrid | G385 | 0 | 5.a.3 |
| b. All other debt securities | G386 | 0 | 5.b |
| 6. Loans: | | | |
| a. Loans secured by real estate: | | | |
| (1) Construction, land development, and other land loans | F604 | 0 | 6.a.1 |
| (2) Secured by farmland (including farm residential and other improvements) | F605 | 0 | 6.a.2 |
| (3) Secured by 1-4 family residential properties: | | | |
| (a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit | F606 | 0 | 6.a.3.a |
| (b) Closed-end loans secured by 1-4 family residential properties: | | | |
| (1) Secured by first liens | F607 | 0 | 6.a.3.b.1 |
| (2) Secured by junior liens | F611 | 0 | 6.a.3.b.2 |
| (4) Secured by multifamily (5 or more) residential properties | F612 | 0 | 6.a.4 |
| (5) Secured by nonfarm nonresidential properties | F613 | 0 | 6.a.5 |
| b. Commercial and industrial loans | F614 | 0 | 6.b |
| c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): | | | |
| (1) Credit cards | F615 | 0 | 6.c.1 |
| (2) Other revolving credit plans | F616 | 0 | 6.c.2 |
| (3) Other consumer loans (includes single payment, installment, and all student loans) | F617 | 0 | 6.c.3 |
| d. Other loans | F618 | 0 | 6.d |
| 7. and 8. Not applicable | | | |
| 9. Other trading assets | 3541 | 61,148 | 9 |
| 10. Not applicable | | | |
| 11. Derivatives with a positive fair value | 3543 | 0 | 11 |
| 12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) | 3545 | **61,148** | 12 |

| LIABILITIES | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 13. a. Liability for short positions | 3546 | 0 | 13.a |
| b. Other trading liabilities | F624 | 0 | 13.b |
| 14. Derivatives with a negative fair value | 3547 | 0 | 14 |
| 15. Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15) | 3548 | 0 | 15 |

# Schedule RC-D - Continued

Memoranda

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a.(1) through 6.d): | | | |
| a. Loans secured by real estate: | | | |
| (1) Construction, land development, and other land loans | F625 | 0 | M.1.a.1 |
| (2) Secured by farmland (including farm residential and other improvements) | F626 | 0 | M.1.a.2 |
| (3) Secured by 1-4 family residential properties: | | | |
| (a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit | F627 | 0 | M.1.a.3.a |
| (b) Closed-end loans secured by 1-4 family residential properties: | | | |
| (1) Secured by first liens | F628 | 0 | M.1.a.3.b.1 |
| (2) Secured by junior liens | F629 | 0 | M.1.a.3.b.2 |
| (4) Secured by multifamily (5 or more) residential properties | F630 | 0 | M.1.a.4 |
| (5) Secured by nonfarm nonresidential properties | F631 | 0 | M.1.a.5 |
| b. Commercial and industrial loans | F632 | 0 | M.1.b |
| c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper): | | | |
| (1) Credit cards | F633 | 0 | M.1.c.1 |
| (2) Other revolving credit plans | F634 | 0 | M.1.c.2 |
| (3) Other consumer loans (includes single payment, installment, and all student loans) | F635 | 0 | M.1.c.3 |
| d. Other loans | F636 | 0 | M.1.d |
| 2. Loans measured at fair value that are past due 90 days or more: | | | |
| a. Fair value | F639 | 0 | M.2.a |
| b. Unpaid principal balance | F640 | 0 | M.2.b |
| 3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)): | | | |
| a. Trust preferred securities issued by financial institutions | G299 | 0 | M.3.a |
| b. Trust preferred securities issued by real estate investment trusts | G332 | 0 | M.3.b |
| c. Corporate and similar loans | G333 | 0 | M.3.c |
| d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs) | G334 | 0 | M.3.d |
| e. 1-4 family residential MBS not issued or guaranteed by GSEs | G335 | 0 | M.3.e |
| f. Diversified (mixed) pools of structured financial products | G651 | 0 | M.3.f |
| g. Other collateral or reference assets | G652 | 0 | M.3.g |
| 4. Pledged trading assets: | | | |
| a. Pleged securities | G387 | 0 | M.4.a |
| b. Pledged Loans | G388 | 0 | M.4.b |
| *Memorandum items 5 through 10 are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $1 billion or more in any of the four preceding calendar quarters.* | | | |
| 5. Asset-backed securities: | | | |
| a. Credit card receivables | F643 | N/A | M.5.a |
| b. Home equity lines | F644 | N/A | M.5.b |
| c. Automobile loans | F645 | N/A | M.5.c |
| d. Other consumer loans | F646 | N/A | M.5.d |
| e. Commercial and industrial loans | F647 | N/A | M.5.e |
| f. Other | F648 | N/A | M.5.f |
| 6. Retained beneficial interests in securitizations (first-loss or equity tranches) | F651 | N/A | M.6 |
| 7. Equity securities (included in Schedule RC-D, item 9, above): | | | |
| a. Readily determinable fair values | F652 | N/A | M.7.a |
| b. Other | F653 | N/A | M.7.b |
| 8. Loans pending securitization | F654 | N/A | M.8 |

# Schedule RC-D - Continued

Memoranda - Continued

| | | Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item): | | TEXT | | | |
| a. | F655 | N/A | F655 | N/A | M.9.a |
| b. | F656 | N/A | F656 | N/A | M.9.b |
| c. | F657 | N/A | F657 | N/A | M.9.c |
| 10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item): | | TEXT | | | |
| a. | F658 | N/A | F658 | N/A | M.10.a |
| b. | F659 | N/A | F659 | N/A | M.10.b |
| c. | F660 | N/A | F660 | N/A | M.10.c |

## Schedule RC-E—Deposit Liabilities

| Dollar Amounts in Thousands | Transaction Accounts (Column A) Total transaction accounts (including total demand deposits) | | Transaction Accounts (Column B) Memo: Total demand deposits (included in column A) | | Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs) | | |
|---|---|---|---|---|---|---|---|
| Deposits of: | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| 1. Individuals, partnerships, and corporations (include all certified and official checks) | B549 | 136,728 | | | B550 | 1,936,841 | 1 |
| 2. U.S. Government | 2202 | 29 | | | 2520 | 0 | 2 |
| 3. States and political subdivisions in the U.S. | 2203 | 70,761 | | | 2530 | 5,655 | 3 |
| 4. Commercial banks and other depository institutions in the U.S. | B551 | 19,916 | | | B552 | 143,261 | 4 |
| 5. Banks in foreign countries | 2213 | 0 | | | 2236 | 0 | 5 |
| 6. Foreign governments and official institutions (including foreign central banks) | 2216 | 0 | | | 2377 | 0 | 6 |
| 7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a) | 2215 | **227,434** | 2210 | 135,490 | 2385 | **2,085,757** | 7 |

Memoranda

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Selected components of total deposits (i.e., sum of item 7, columns A and C): | | | |
| a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts | 6835 | 58,559 | M.1.a |
| b. Total brokered deposits | 2365 | 452,312 | M.1.b |
| c. Fully insured brokered deposits (included in Memorandum item 1.b above): (1) | | | |
| **(1) Brokered deposits of less than $100,000** | 2343 | 200,500 | M.1.c.1 |
| **(2) Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts** | J472 | 161,897 | M.1.c.2 |
| d. Maturity data for brokered deposits: | | | |
| (1) Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above) | A243 | 54,941 | M.1.d.1 |
| (2) Brokered deposits of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above) | A244 | 242,437 | M.1.d.2 |
| e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) **(to be completed for the December report only)** | 5590 | 69,841 | M.1.e |
| 2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above): | | | |
| a. Savings deposits: | | | |
| (1) Money market deposit accounts (MMDAs) | 6810 | 667,522 | M.2.a.1 |
| (2) Other savings deposits (excludes MMDAs) | 0352 | 556,990 | M.2.a.2 |
| b. Total time deposits of less than $100,000 | 6648 | 323,456 | M.2.b |
| **c. Total time deposits of $100,000 through $250,000** | J473 | 435,762 | M.2.c |
| **d. Total time deposits of more than $250,000** | J474 | 102,027 | M.2.d |
| e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum item 2.c and 2.d above | F233 | 36,375 | M.2.e |

**(1) The dollar amounts used as the basis for reporting in Memorandum items 1.c.(1) and (2) reflect the deposit insurance limits in effect on the report date.**

## Schedule RC-E—Continued

Memoranda — Continued

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 3. Maturity and repricing data for time deposits of less than $100,000: | | | |
| a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of: (1, 2) | | | |
| (1) Three months or less | A579 | 31,432 | M.3.a.1 |
| (2) Over three months through 12 months | A580 | 107,633 | M.3.a.2 |
| (3) Over one year through three years | A581 | 168,680 | M.3.a.3 |
| (4) Over three years | A582 | 15,711 | M.3.a.4 |
| b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above) (3) | A241 | 139,065 | M.3.b |
| 4. Maturity and repricing data for time deposits of $100,000 or more: | | | |
| a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of: (1, 4) | | | |
| (1) Three months or less | A584 | 200,140 | M.4.a.1 |
| (2) Over three months through 12 months | A585 | 218,835 | M.4.a.2 |
| (3) Over one year through three years | A586 | 62,889 | M.4.a.3 |
| (4) Over three years | A587 | 55,925 | M.4.a.4 |
| b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3) | A242 | 418,975 | M.4.b |

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, **sum of Memorandum items 2.c and 2.d.**

## Schedule RC-F—Other Assets

| Dollar Amounts in Thousands | | | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 1. Accrued interest receivable (1) | | | B556 | 7,460 | 1 |
| 2. Net deferred tax assets (2) | | | 2148 | 14,557 | 2 |
| 3. Interest-only strips receivable (not in the form of a security) (3) on: | | | | | |
| a. Mortgage loans | | | A519 | 0 | 3.a |
| b. Other financial assets | | | A520 | 0 | 3.b |
| 4. Equity securities that DO NOT have readily determinable fair values (4) | | | 1752 | 8,158 | 4 |
| 5. Life insurance assets | | | C009 | 25,396 | 5 |
| 6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item) | | | 2168 | 101,579 | 6 |
| a. Prepaid expenses (excluding prepaid assessments) | 2166 | 2,385 | | | 6.a |
| b. Repossessed personal property (including vehicles) | 1578 | 850 | | | 6.b |
| c. Derivatives with a positive fair value held for purposes other than trading | C010 | 0 | | | 6.c |
| d. Retained interests in accrued interest receivable related to securitized credit cards | C436 | 0 | | | 6.d |
| e. FDIC loss-sharing indemnification assets | J448 | 80,815 | | | 6.e |
| f. Prepaid deposit insurance assessments | J449 | 8,444 | | | 6.f |
| TEXT | | | | | |
| g. 3549 | 3549 | 0 | | | 6.g |
| h. 3550 | 3550 | 0 | | | 6.h |
| i. 3551 | 3551 | 0 | | | 6.i |
| 7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11) | | | 2160 | **157,150** | 7 |

## Schedule RC-G—Other Liabilities

| Dollar Amounts in Thousands | | | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 1. a. Interest accrued and unpaid on deposits (5) | | | 3645 | 1,348 | 1.a |
| b. Other expenses accrued and unpaid (includes accrued income taxes payable) | | | 3646 | 11,489 | 1.b |
| 2. Net deferred tax liabilities (2) | | | 3049 | 0 | 2 |
| 3. Allowance for credit losses on off-balance sheet credit exposures | | | B557 | 0 | 3 |
| 4. All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item) | | | 2938 | 4,749 | 4 |
| a. Accounts Payable | 3066 | 866 | | | 4.a |
| b. Deferred compensation liabilities | C011 | 1,926 | | | 4.b |
| c. Dividends declared but not yet payable | 2932 | 0 | | | 4.c |
| d. Derivatives with a negative fair value held for purposes other than trading | C012 | 1,094 | | | 4.d |
| TEXT | | | | | |
| e. 3552 | 3552 | 0 | | | 4.e |
| f. 3553 | 3553 | 0 | | | 4.f |
| g. 3554 | 3554 | 0 | | | 4.g |
| 5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) | | | 2930 | **17,586** | 5 |

(1) Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.
(5) For savings banks, include "dividends" accrued and unpaid on deposits.

# Schedule RC-K—Quarterly Averages (1)

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| ASSETS | | | |
| 1. Interest-bearing balances due from depository institutions | 3381 | 172,772 | 1 |
| 2. U.S. Treasury securities and U.S. Government agency obligations (2) **(excluding mortgage-backed securities)** | B558 | 17,676 | 2 |
| 3. Mortgage-backed securities (2) | B559 | 255,634 | 3 |
| **4. All other securities (2, 3) (includes securities issued by states and political subdivisions in the U.S.)** | B560 | 13,789 | 4 |
| 5. Federal funds sold and securities purchased under agreements to resell | 3365 | 2,386 | 5 |
| 6. Loans: | | | |
| a. Total loans | 3360 | 1,914,656 | 6.a |
| b. Loans secured by real estate: | | | |
| (1) Loans secured by 1-4 family residential properties | 3465 | 210,993 | 6.b.1 |
| (2) All other loans secured by real estate | 3466 | 1,084,039 | 6.b.2 |
| c. Commercial and industrial loans | 3387 | 603,711 | 6.c |
| d. Loans to individuals for household, family, and other personal expenditures: | | | |
| (1) Credit cards | B561 | 0 | 6.d.1 |
| (2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) | B562 | 6,786 | 6.d.2 |
| *7. To be completed by banks with $100 million or more in total assets: (4)* Trading assets | 3401 | 62,617 | 7 |
| 8. Lease financing receivables (net of unearned income) | 3484 | 0 | 8 |
| 9. Total assets (5) | 3368 | 2,626,869 | 9 |
| LIABILITIES | | | |
| 10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits) | 3485 | 175,001 | 10 |
| 11. Nontransaction accounts: | | | |
| **a. Savings deposits (includes MMDAs)** | B563 | 1,127,603 | 11.a |
| b. Time deposits of $100,000 or more | A514 | 507,260 | 11.b |
| c. Time deposits of less than $100,000 | A529 | 345,434 | 11.c |
| 12. Federal funds purchased and securities sold under agreements to repurchase | 3353 | 69,835 | 12 |
| *13. To be completed by banks with $100 million or more in total assets: (4)* Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) | 3355 | 120,159 | 13 |

Memorandum

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| *Memorandum item 1 is to be completed by: (4)*<br>*• banks with $300 million or more in total assets, and*<br>*• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.* | | | |
| 1. Loans to finance agricultural production and other loans to farmers | 3386 | 0 | M.1 |

(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2009, Report of Condition.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

## Schedule RC-L—Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Unused commitments: | | | |
| a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines | 3814 | 32,567 | 1.a |
| ***Items 1.a.(1) and 1.a.(2) are to be completed for the December report only.*** | | | |
| **(1) Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a above)** | J477 | 0 | 1.a.(1) |
| **(2) Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a above)** | J478 | 0 | 1.a.(2) |
| b. Credit card lines | 3815 | 0 | 1.b |
| ***Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines.[1]*** | | | |
| **(Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)** | | | |
| **(1) Unused consumer credit card lines** | J455 | 0 | 1.b.(1) |
| **(2) Other unused credit card lines** | J456 | 0 | 1.b.(2) |
| c. Commitments to fund commercial real estate, construction, and land development loans: | | | |
| (1) Secured by real estate: | | | |
| (a) 1–4 family residential construction loan commitments | F164 | 8,088 | 1.c.1.a |
| (b) Commercial real estate, other construction loan, and land development loan commitments | F165 | 12,797 | 1.c.1.b |
| (2) NOT secured by real estate | 6550 | 0 | 1.c.2 |
| d. Securities underwriting | 3817 | 0 | 1.d |
| e. Other unused commitments: | | | 1.e |
| **(1) Commercial and industrial loans** | J457 | 343,526 | 1.e.(1) |
| **(2) Loans to financial institutions** | J458 | 0 | 1.e.(2) |
| **(3) All other unused commitments** | J459 | 32,632 | 1.e.(3) |
| 2. Financial standby letters of credit | 3819 | 32,763 | 2 |
| *Item 2.a is to be completed by banks with $1 billion or more in total assets. (1)* | | | |
| a. Amount of financial standby letters of credit conveyed to others — 3820: 0 | | | 2.a |
| 3. Performance standby letters of credit | 3821 | 5,979 | 3 |
| *Item 3.a is to be completed by banks with $1 billion or more in total assets. (1)* | | | |
| a. Amount of performance standby letters of credit conveyed to others — 3822: 0 | | | 3.a |
| 4. Commercial and similar letters of credit | 3411 | 3,371 | 4 |
| 5. Not applicable | | | |
| 6. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank) | 3433 | 0 | 6 |

| 7. Credit derivatives: | (Column A) Sold Protection | | (Column B) Purchased Protection | | |
|---|---|---|---|---|---|
| a. Notional amounts: | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| (1) Credit default swaps | C968 | 0 | C969 | 0 | 7.a.(1) |
| (2) Total return swaps | C970 | 0 | C971 | 0 | 7.a.(2) |
| (3) Credit options | C972 | 0 | C973 | 0 | 7.a.(3) |
| (4) Other credit derivatives | C974 | 0 | C975 | 0 | 7.a.(4) |
| b. Gross fair values: | | | | | |
| (1) Gross positive fair value | C219 | 0 | C221 | 0 | 7.b.(1) |
| (2) Gross negative fair value | C220 | 0 | C222 | 0 | 7.b.(2) |

**(1) The asset size tests and the $300 million credit card lines test are generally based on the total assets and credit card lines reported in June 30, 2009, Report of Condition.**

## Schedule RC-L—Continued

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 7.c. Notional amounts by regulatory capital treatment:(1) | | | |
| (1) Positions covered under the Market Risk Rule: | | | |
| (a) Sold protection | G401 | 0 | 7.c.(1)(a) |
| (b) Purchased protection | G402 | 0 | 7.c.(1)(b) |
| (2) All other positions: | | | |
| (a) Sold protection | G403 | 0 | 7.c.(2)(a) |
| (b) Purchased protection that is recognized as a guarantee for regulatory capital purposes | G404 | 0 | 7.c.(2)(b) |
| (c) Purchased protection that is not recognized as a guarantee for regulatory capital purposes | G405 | 0 | 7.c.(2)(c) |

| Dollar Amounts in Thousands | Remaining Maturity of: (Column A) One Year or Less | | (Column B) Over One Year Through Five Years | | (Column C) Over Five Years | | |
|---|---|---|---|---|---|---|---|
| | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| 7.d. Notional amounts by remaining maturity: | | | | | | | |
| (1) Sold credit protection:(2) | | | | | | | |
| (a) Investment grade | G406 | 0 | G407 | 0 | G408 | 0 | 7.d.(1)(a) |
| (b) Subinvestment grade | G409 | 0 | G410 | 0 | G411 | 0 | 7.d.(1)(b) |
| (2) Purchased credit protection:(3) | | | | | | | |
| (a) Investment grade | G412 | 0 | G413 | 0 | G414 | 0 | 7.d.(2)(a) |
| (b) Subinvestment grade | G415 | 0 | G416 | 0 | G417 | 0 | 7.d.(2)(b) |

| | | | RCON | Tril \| Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 8. Spot foreign exchange contracts | | | 8765 | 0 | 8 |
| 9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital") | | | 3430 | 23,913 | 9 |
| TEXT | | | | | |
| a. Securities borrowed | 3432 | 0 | | | 9.a |
| b. Commitments to purchase when-issued securities | 3434 | 0 | | | 9.b |
| c. Standby letters of credit issued by a Federal Home Loan Bank on the bank's behalf | C978 | 23,913 | | | 9.c |
| d. 3555 | 3555 | 0 | | | 9.d |
| e. 3556 | 3556 | 0 | | | 9.e |
| f. 3557 | 3557 | 0 | | | 9.f |
| 10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital") | | | 5591 | 0 | 10 |
| TEXT | | | | | |
| a. Commitments to sell when-issued securities | 3435 | 0 | | | 10.a |
| b. 5592 | 5592 | 0 | | | 10.b |
| c. 5593 | 5593 | 0 | | | 10.c |
| d. 5594 | 5594 | 0 | | | 10.d |
| e. 5595 | 5595 | 0 | | | 10.e |

| | RCON | Tril \| Bil \| Mil \| Thou | |
|---|---|---|---|
| 11. Year-to-date merchant credit card sales volume: | | | |
| a. Sales for which the reporting bank is the acquiring bank | C223 | 0 | 11.a |
| b. Sales for which the reporting bank is the agent bank with risk | C224 | 0 | 11.b |

(1) Sum of items 7.c.(1)(a) and 7.c.(2)(a) must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b) and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.
(2) Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
(3) Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

## Schedule RC-L—Continued

| Dollar Amounts in Thousands<br>Derivatives Position Indicators | (Column A) Interest Rate Contracts | (Column B) Foreign Exchange Contracts | (Column C) Equity Derivative Contracts | (Column D) Commodity and Other Contracts | |
|---|---|---|---|---|---|
| 12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14): | Tril \|Bil \|Mil \|Thou | Tril \|Bil \|Mil \|Thou | Tril \|Bil \|Mil \|Thou | Tril \|Bil \|Mil \|Thou | |
| a. Futures contracts | RCON 8693 0 | RCON 8694 0 | RCON 8695 0 | RCON 8696 0 | 12.a |
| b. Forward contracts | RCON 8697 0 | RCON 8698 0 | RCON 8699 0 | RCON 8700 0 | 12.b |
| c. Exchange-traded option contracts: | | | | | |
| (1) Written options | RCON 8701 0 | RCON 8702 0 | RCON 8703 0 | RCON 8704 0 | 12.c.1 |
| (2) Purchased options | RCON 8705 0 | RCON 8706 0 | RCON 8707 0 | RCON 8708 0 | 12.c.2 |
| d. Over-the-counter option contracts: | | | | | |
| (1) Written options | RCON 8709 773 | RCON 8710 0 | RCON 8711 0 | RCON 8712 0 | 12.d.1 |
| (2) Purchased options | RCON 8713 314,300 | RCON 8714 0 | RCON 8715 0 | RCON 8716 0 | 12.d.2 |
| e. Swaps | RCON 3450 109,012 | RCON 3826 0 | RCON 8719 0 | RCON 8720 0 | 12.e |
| 13. Total gross notional amount of derivative contracts held for trading | RCON A126 94,000 | RCON A127 0 | RCON 8723 0 | RCON 8724 0 | 13 |
| 14. Total gross notional amount of derivative contracts held for purposes other than trading | RCON 8725 330,085 | RCON 8726 0 | RCON 8727 0 | RCON 8728 0 | 14 |
| a. Interest rate swaps where the bank has agreed to pay a fixed rate | RCON A589 0 | | | | 14.a |
| 15. Gross fair values of derivative contracts: | | | | | |
| a. Contracts held for trading: | | | | | |
| (1) Gross positive fair value | RCON 8733 717 | RCON 8734 0 | RCON 8735 0 | RCON 8736 0 | 15.a.1 |
| (2) Gross negative fair value | RCON 8737 717 | RCON 8738 0 | RCON 8739 0 | RCON 8740 0 | 15.a.2 |
| b. Contracts held for purposes other than trading: | | | | | |
| (1) Gross positive fair value | RCON 8741 528 | RCON 8742 0 | RCON 8743 0 | RCON 8744 0 | 15.b.1 |
| (2) Gross negative fair value | RCON 8745 1,094 | RCON 8746 0 | RCON 8747 0 | RCON 8748 0 | 15.b.2 |

# Schedule RC-L—Continued

**Item 16 is to be completed only by banks with total assets of $10 billion or more.(1)**

| Dollar Amounts in Thousands | (Column A) Banks and Securities Firms | | (Column B) Monoline Financial Guarantors | | (Column C) Hedge Funds | | (Column D) Sovereign Governments | | (Column E) Corporations and All Other Counterparties | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| 16. Over-the-counter derivatives: | | | | | | | | | | | |
| a. Net current credit exposure | G418 | N/A | G419 | N/A | G420 | N/A | G421 | N/A | G422 | N/A | 16.a |
| b. Fair value of collateral: | | | | | | | | | | | |
| (1) Cash - U.S. dollar | G423 | N/A | G424 | N/A | G425 | N/A | G426 | N/A | G427 | N/A | 16.b(1) |
| (2) Cash - Other currencies | G428 | N/A | G429 | N/A | G430 | N/A | G431 | N/A | G432 | N/A | 16.b(2) |
| (3) U.S. Treasury securities | G433 | N/A | G434 | N/A | G435 | N/A | G436 | N/A | G437 | N/A | 16.b(3) |
| (4) U.S. Government agency and U.S. Government-sponsored agency debt securities | G438 | N/A | G439 | N/A | G440 | N/A | G441 | N/A | G442 | N/A | 16.b(4) |
| (5) Corporate bonds | G443 | N/A | G444 | N/A | G445 | N/A | G446 | N/A | G447 | N/A | 16.b(5) |
| (6) Equity securities | G448 | N/A | G449 | N/A | G450 | N/A | G451 | N/A | G452 | N/A | 16.b(6) |
| (7) All other collateral | G453 | N/A | G454 | N/A | G455 | N/A | G456 | N/A | G457 | N/A | 16.b(7) |
| (8) Total fair value of collateral (sum of items 16.b.(1) through (7)) | G458 | N/A | G459 | N/A | G460 | N/A | G461 | N/A | G462 | N/A | 16.b(8) |

(1) The $10 billion asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

## Schedule RC-M—Memoranda

| Dollar Amounts in Thousands | RCON | Number | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date: | | | | | |
| a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests | | | 6164 | 13,887 | 1.a |
| b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations | 6165 | 6 | | | 1.b |
| 2. Intangible assets other than goodwill: | | | | | |
| a. Mortgage servicing assets | | | 3164 | 0 | 2.a |
| (1) Estimated fair value of mortgage servicing assets | A590 | 0 | | | 2.a.1 |
| b. Purchased credit card relationships and nonmortgage servicing assets | | | B026 | 0 | 2.b |
| c. All other identifiable intangible assets | | | 5507 | 1,223 | 2.c |
| d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b) | | | 0426 | **1,223** | 2.d |
| 3. Other real estate owned: | | | | | |
| a. Construction, land development, and other land | | | 5508 | 14,209 | 3.a |
| b. Farmland | | | 5509 | 0 | 3.b |
| c. 1-4 family residential properties | | | 5510 | 6,510 | 3.c |
| d. Multifamily (5 or more) residential properties | | | 5511 | 2,357 | 3.d |
| e. Nonfarm nonresidential properties | | | 5512 | 13,543 | 3.e |
| f. Foreclosed properties from "GNMA loans" | | | C979 | 0 | 3.f |
| g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7) | | | 2150 | **36,619** | 3.g |
| 4. Not applicable | | | | | |
| 5. Other borrowed money: | | | | | |
| a. Federal Home Loan Bank advances: | | | | | |
| (1) Advances with a remaining maturity or next repricing date of: (1) | | | | | |
| (a) One year or less | | | F055 | 50,300 | 5.a.1.a |
| (b) Over one year through three years | | | F056 | 47,000 | 5.a.1.b |
| (c) Over three years through five years | | | F057 | 10,000 | 5.a.1.c |
| (d) Over five years | | | F058 | 0 | 5.a.1.d |
| (2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above) (2) | | | 2651 | 50,300 | 5.a.2 |
| (3) Structured advances (included in items 5.a.(1)(a)-(d) above) | | | F059 | 0 | 5.a.3 |
| b. Other borrowings: | | | | | |
| (1) Other borrowings with a remaining maturity or next repricing date of: (3) | | | | | |
| (a) One year or less | | | F060 | 0 | 5.b.1.a |
| (b) Over one year through three years | | | F061 | 0 | 5.b.1.b |
| (c) Over three years through five years | | | F062 | 0 | 5.b.1.c |
| (d) Over five years | | | F063 | 0 | 5.b.1.d |
| (2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above) (4) | | | B571 | 0 | 5.b.2 |
| c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16) | | | 3190 | **107,300** | 5.c |

(1) Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.
(2) Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
(3) Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.
(4) Report both fixed and floating rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

## Schedule RC-M—Continued

| Dollar Amounts in Thousands | RCON | YES / NO | |
|---|---|---|---|
| 6. Does the reporting bank sell private label or third party mutual funds and annuities? | B569 | YES | 6 |

| | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 7. Assets under the reporting bank's management in proprietary mutual funds and annuities | B570 | 0 | 7 |

8. Primary Internet Web site address of the bank (home page), if any
(Example: www.examplebank.com)
(TEXT 4087) http://enterprisebank.com 8

| | RCON | YES / NO | |
|---|---|---|---|
| 9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the Web site? | 4088 | YES | 9 |

| 10. Secured liabilities: | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| a. Amount of "Federal funds purchased" that are secured (included in Schedule RC, item 14.a) | F064 | 0 | 10.a |
| b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a)-(d)) | F065 | 0 | 10.b |

| | RCON | YES / NO | |
|---|---|---|---|
| 11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts? | G463 | YES | 11 |

| | RCON | YES / NO | |
|---|---|---|---|
| 12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities? | G464 | NO | 12 |

| **13. Assets covered by loss-sharing agreements with the FDIC:** | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| **a. Loans and leases (included in Schedule RC, items 4.a and 4.b)** | J452 | 121,570 | 13.a |
| **b. Other real estate owned (included in Schedule RC, item 7)** | J453 | 10,835 | 13.b |
| **c. Debt securities (included in Schedule RC, items 2.a and 2.b)** | J461 | 0 | 13.c |
| **d. Other assets (excluding FDIC loss-sharing indemnification assets)** | J462 | 0 | 13.d |

## Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets

| Dollar Amounts in Thousands | RCON | (Column A) Past due 30 through 89 days and still accruing Bil \| Mil \| Thou | RCON | (Column B) Past due 90 days or more and still accruing Bil \| Mil \| Thou | RCON | (Column C) Nonaccrual Bil \| Mil \| Thou | |
|---|---|---|---|---|---|---|---|
| 1. Loans secured by real estate: | | | | | | | |
| a. Construction, land development, and other land loans: | | | | | | | |
| (1) 1-4 family residential construction loans | F172 | 0 | F174 | 0 | F176 | 3,943 | 1.a.1 |
| (2) Other construction loans and all land development and other land loans | F173 | 0 | F175 | 0 | F177 | 5,409 | 1.a.2 |
| b. Secured by farmland | 3493 | 0 | 3494 | 0 | 3495 | 0 | 1.b |
| c. Secured by 1-4 family residential properties: | | | | | | | |
| (1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit | 5398 | 500 | 5399 | 0 | 5400 | 44 | 1.c.1 |
| (2) Closed-end loans secured by 1-4 family residential properties: | | | | | | | |
| (a) Secured by first liens | C236 | 174 | C237 | 0 | C229 | 5,017 | 1.c.2.a |
| (b) Secured by junior liens | C238 | 50 | C239 | 0 | C230 | 248 | 1.c.2.b |
| d. Secured by multifamily (5 or more) residential properties | 3499 | 0 | 3500 | 0 | 3501 | 0 | 1.d |
| e. Secured by nonfarm nonresidential properties: | | | | | | | |
| (1) Loans secured by owner-occupied nonfarm nonresidential properties | F178 | 1,061 | F180 | 0 | F182 | 2,024 | 1.e.1 |
| (2) Loans secured by other nonfarm nonresidential properties | F179 | 181 | F181 | 0 | F183 | 10,515 | 1.e.2 |
| 2. Loans to depository institutions and acceptances of other banks | B834 | 0 | B835 | 0 | B836 | 0 | 2 |
| 3. Not applicable | | | | | | | |
| 4. Commercial and industrial loans | 1606 | 563 | 1607 | 0 | 1608 | 11,276 | 4 |
| 5. Loans to individuals for household, family, and other personal expenditures: | | | | | | | |
| a. Credit cards | B575 | 0 | B576 | 0 | B577 | 0 | 5.a |
| b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) | B578 | 3 | B579 | 0 | B580 | 0 | 5.b |
| 6. Loans to foreign governments and official institutions | 5389 | 0 | 5390 | 0 | 5391 | 0 | 6 |
| 7. All other loans (1) | 5459 | 0 | 5460 | 0 | 5461 | 0 | 7 |
| 8. Lease financing receivables | 1226 | 0 | 1227 | 0 | 1228 | 0 | 8 |
| 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) | 3505 | 0 | 3506 | 0 | 3507 | 0 | 9 |

(1) Includes past due and nonaccrual "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Loans to nondepository financial institutions and other loans."

## Schedule RC-N—Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

| | (Column A) Past due 30 through 89 days and still accruing | | (Column B) Past due 90 days or more and still accruing | | (Column C) Nonaccrual | | |
|---|---|---|---|---|---|---|---|
| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| 10. Loans and leases reported in items 1 through 8 above which are wholly or partially **guaranteed by the U.S. Government (including loans and leases covered by FDIC loss-sharing agreements)** | 5612 | 0 | 5613 | 0 | 5614 | 0 | 10 |
| a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked "GNMA loans") | 5615 | 0 | 5616 | 0 | 5617 | 0 | 10.a |
| b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above | C866 | 0 | C867 | 0 | C868 | 0 | 10.b |

## Schedule RC-N—Continued

| Memoranda<br>Dollar Amounts in Thousands | RCON | (Column A) Past due 30 through 89 days and still accruing<br>Bil \| Mil \| Thou | RCON | (Column B) Past due 90 days or more and still accruing<br>Bil \| Mil \| Thou | RCON | (Column C) Nonaccrual<br>Bil \| Mil \| Thou | |
|---|---|---|---|---|---|---|---|
| 1. Restructured loans and leases included in Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memorandum item 1): | | | | | | | |
| a. Loans secured by 1-4 family residential properties | F661 | 0 | F662 | 0 | F663 | 0 | M.1.a |
| b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures) | 1658 | 0 | 1659 | 0 | 1661 | 0 | M.1.b |
| 2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above | 6558 | 0 | 6559 | 0 | 6560 | 0 | M.2 |
| *3. Memorandum items 3.a through 3.d are to be completed by banks with $300 million in total assets: (1)* | | | | | | | |
| a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above) | 1248 | 0 | 1249 | 0 | 1250 | 0 | M.3.a |
| b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above) | 5380 | 0 | 5381 | 0 | 5382 | 0 | M.3.b |
| c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above) | 1254 | 0 | 1255 | 0 | 1256 | 0 | M.3.c |
| d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above) | F166 | 0 | F167 | 0 | F168 | 0 | M.3.d |
| *Memorandum item 4 is to be completed by: (1)<br>• banks with $300 million or more in total assets<br>• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans:* | | | | | | | |
| 4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above) | 1594 | 0 | 1597 | 0 | 1583 | 0 | M.4 |
| 5. Loans and leases held for sale and loans measured at fair value (included Schedule RC-N, items 1 through 8, above): | | | | | | | |
| a. Loans and leases held for sale | C240 | 0 | C241 | 0 | C226 | 0 | M.5.a |
| b. Loans measured at fair value: | | | | | | | |
| (1) Fair value | F664 | 0 | F665 | 0 | F666 | 0 | M.5.b.1 |
| (2) Unpaid principal balance | F667 | 0 | F668 | 0 | F669 | 0 | M.5.b.2 |

(1) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2009, Report of Condition.

## Schedule RC-N—Continued

Memoranda—Continued

| Dollar Amounts in Thousands | (Column A) Past due 30 through 89 days RCON | Bil \| Mil \| Thou | (Column B) Past due 90 days or more RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| *Memorandum item 6 is to be completed by banks with $300 million or more in total assets: (1)* | | | | | |
| 6. Derivative contracts: | | | | | |
| Fair value of amounts carried as assets | 3529 | 0 | 3530 | 0 | M.6 |

| | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 7. Additions to nonaccrual assets during the quarter | C410 | 15,877 | M.7 |
| 8. Nonaccrual assets sold during the quarter | C411 | 0 | M.8 |

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

## Schedule RC-O—Other Data for Deposit Insurance and FICO Assessments

All banks must complete items 1 and 2, items 7 through 9, Memorandum item 1, and, if applicable, Memorandum items 2, 3 and 4 each quarter. Each bank that reported $1 billion or more in total assets in its March 31, 2007, Report of Condition must complete items 4 and 5 each quarter. In addition, each bank that reported $1 billion or more in total assets in two consecutive Reports of Condition beginning with its June 30, 2007, report must begin to complete items 4 and 5 each quarter starting six months after the second consecutive quarter in which it reports total assets of $1 billion or more. Each bank that becomes insured by the FDIC on or after April 1, 2007, must complete items 4 and 5 each quarter. Any other bank may choose to complete items 4 and 5, but the bank must then continue to complete items 4 and 5 each quarter thereafter.

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations | F236 | 2,314,540 | 1 |
| 2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions | F237 | 0 | 2 |
| 3. Not applicable | | | |
| 4. Total daily average of deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations | F238 | 2,188,791 | 4 |
| 5. Total daily average of allowable exclusions, including interest accrued and unpaid on allowable exclusions | F239 | 0 | 5 |
| 6. Not applicable | | | |
| 7. Unsecured "Other borrowings" with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b): | | | |
| a. One year or less | G465 | 0 | 7.a |
| b. Over one year through three years | G466 | 0 | 7.b |
| c. Over three years through five years | G467 | 0 | 7.c |
| d. Over five years | G468 | 0 | 7.d |
| 8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19): | | | |
| a. One year or less | G469 | 0 | 8.a |
| b. Over one year through three years | G470 | 0 | 8.b |
| c. Over three years through five years | G471 | 0 | 8.c |
| d. Over five years | G472 | 2,500 | 8.d |
| 9. Reciprocal brokered deposits (included in Schedule RC-E, Memorandum item 1.b) | G803 | 160,529 | 9 |

## Schedule RC-O—Continued

Memoranda

| Dollar Amounts in Thousands | RCON | Number | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 1. Total assessable deposits of the bank, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2): | | | | | |
| a. Deposit accounts (excluding retirement accounts) of $250,000 or less: (1) | | | | | |
| (1) Amount of deposit accounts (excluding retirement accounts) of $250,000 or less | | | F049 | 1,007,171 | M.1.a.1 |
| (2) Number of deposit accounts (excluding retirement accounts) of $250,000 or less | F050 | 26,309 | | | M.1.a.2 |
| b. Deposit accounts (excluding retirement accounts) of more than $250,000: (1) | | | | | |
| (1) Amount of deposit accounts (excluding retirement accounts) of more than $250,000 | | | F051 | 1,248,437 | M.1.b.1 |
| (2) Number of deposit accounts (excluding retirement accounts) of more than $250,000 | F052 | 1,110 | | | M.1.b.2 |
| c. Retirement deposit accounts of $250,000 or less: (1) | | | | | |
| (1) Amount of retirement deposit accounts of $250,000 or less | | | F045 | 57,546 | M.1.c.1 |
| (2) Number of retirement deposit accounts of $250,000 or less | F046 | 1,116 | | | M.1.c.2 |
| d. Retirement deposit accounts of more than $250,000: (1) | | | | | |
| (1) Amount of retirement deposit accounts of more than $250,000 | | | F047 | 1,385 | M.1.d.1 |
| (2) Number of retirement deposit accounts of more than $250,000 | F048 | 5 | | | M.1.d.2 |
| ***Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (2)*** | | | | | |
| 2. Estimated amount of uninsured assessable deposits, including related interest accrued and unpaid (see instructions) (3) | | | 5597 | 1,111,539 | M.2 |

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent saving association's Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

| TEXT | | RCON | FDIC Cert No. | |
|---|---|---|---|---|
| A545 | | A545 | 0 | M.3 |

| | RCON | Number | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| ***Memorandum items 4.a and 4.b are to be completed by all banks participating in the FDIC Transaction Account Guarantee Program.*** | | | | | |
| 4. Noninterest-bearing transaction accounts (as defined in Part 370 of the FDIC's regulations) of more than $250,000 (see instructions): | | | | | |
| **a. Average daily amount of noninterest-bearing transaction accounts of more than $250,000 (including balances swept from noninterest-bearing transaction accounts to noninterest-bearing savings accounts)** | | | J651 | 353,957 | M.4.a |
| **b. Average daily number of noninterest-bearing transaction accounts of more than $250,000 (rounded to two decimal places)** | J652 | 330.00 | | | M.4.b |
| ***Memorandum items 5.a and 5.b are to be completed by all banks.*** | | | | | |
| **5. Noninterest-bearing transaction accounts (as defined in Section 343 of the Dodd-Frank Act) of more than $250,000 (see instructions):** | | | | | |
| **a. Amount of noninterest-bearing transaction accounts of more than $250,000** | | | J944 | 403,802 | M.5.a |
| **b. Number of noninterest-bearing transaction accounts of more than $250,000** | J945 | 334 | | | M.5.b |

(1) The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date excluding the temporary unlimited insurance coverage on noninterest-bearing transaction accounts.
(2) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.
(3) Uninsured assessable deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d and the temporary unlimited insurance coverage on noninterest-bearing transaction accounts, but without taking into account a a bank's participation in the FDIC's Debt Guarantee Program.

# Schedule RC-P—1-4 Family Residential Mortgage Banking Activities

Schedule RC-P is to be completed by (1) all banks with $1 billion or more in total assets[1] and (2) banks with less than $1 billion in total assets at which either 1-4 family residential mortgage loan originations and purchases for resale[2] from all sources, loan sales, or quarter-end loans held for sale exceed $10 million for two consecutive quarters.

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:(2) | | | |
| a. Closed-end first liens | F066 | 32,497 | 1.a |
| b. Closed-end junior liens | F067 | 0 | 1.b |
| c. Open-end loans extended under lines of credit: | | | |
| (1) Total commitment under the lines of credit | F670 | 0 | 1.c.1 |
| (2) Principal amount funded under the lines of credit | F671 | 0 | 1.c.2 |
| 2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:(2) | | | |
| a. Closed-end first liens | F068 | 0 | 2.a |
| b. Closed-end junior liens | F069 | 0 | 2.b |
| c. Open-end loans extended under lines of credit: | | | |
| (1) Total commitment under the lines of credit | F672 | 0 | 2.c.1 |
| (2) Principal amount funded under the lines of credit | F673 | 0 | 2.c.2 |
| 3. 1-4 family residential mortgage loans sold during the quarter: | | | |
| a. Closed-end first liens | F070 | 32,767 | 3.a |
| b. Closed-end junior liens | F071 | 0 | 3.b |
| c. Open-end loans extended under lines of credit: | | | |
| (1) Total commitment under the lines of credit | F674 | 0 | 3.c.1 |
| (2) Principal amount funded under the lines of credit | F675 | 0 | 3.c.2 |
| 4. 1-4 family residential mortgage loans held for sale at quarter-end (included in Schedule RC, item 4.a): | | | |
| a. Closed-end first liens | F072 | 5,640 | 4.a |
| b. Closed-end junior liens | F073 | 0 | 4.b |
| c. Open-end loans extended under lines of credit: | | | |
| (1) Total commitment under the lines of credit | F676 | 0 | 4.c.1 |
| (2) Principal amount funded under the lines of credit | F677 | 0 | 4.c.2 |
| 5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i): | RIAD | | |
| a. Closed-end 1-4 family residential mortgage loans | F184 | 259 | 5.a |
| b. Open-end 1-4 family residential mortgage loans extended under lines of credit | F560 | 0 | 5.b |
| 6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter: | RCON | | |
| a. Closed-end first liens | F678 | 0 | 6.a |
| b. Closed-end junior liens | F679 | 0 | 6.b |
| c. Open-end loans extended under line of credit: | | | |
| (1) Total commitment under the lines of credit | F680 | 0 | 6.c.1 |
| (2) Principal amount funded under the lines of credit | F681 | 0 | 6.c.2 |

(1) The $1 billion asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.
(2) Exclude originations and purchases of 1-4 family residential mortgage loans that are held for investment.

# Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis

Schedule RC-Q is to be completed by banks that:
(1) Had total assets of $500 million or more as of the beginning of their fiscal year; or
(2) Had total assets of less than $500 million as of the beginning of their fiscal year and either:
(a) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or
(b) Are required to complete Schedule RC-D, Trading Assets and Liabilities.

| | (Column A) Total Fair Value Reported on Schedule RC | | (Column B) LESS: Amounts Netted in the Determination of Total Fair Value | | (Column C) Level 1 Fair Value Measurements | | (Column D) Level 2 Fair Value Measurements | | (Column E) Level 3 Fair Value Measurements | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| **ASSETS** | | | | | | | | | | | |
| 1. Available-for-sale securities | 1773 | 361,546 | G474 | 0 | G475 | 0 | G476 | 354,026 | G477 | 7,520 | 1 |
| 2. Federal funds sold and securities purchased under agreements to resell | G478 | 0 | G479 | 0 | G480 | 0 | G481 | 0 | G482 | 0 | 2 |
| 3. Loans and leases held for sale | G483 | 0 | G484 | 0 | G485 | 0 | G486 | 0 | G487 | 0 | 3 |
| 4. Loans and leases held for investment | G488 | 0 | G489 | 0 | G490 | 0 | G491 | 0 | G492 | 0 | 4 |
| 5. Trading assets: | | | | | | | | | | | |
| a. Derivative assets | 3543 | 0 | G493 | 0 | G494 | 0 | G495 | 0 | G496 | 0 | 5.a |
| b. Other trading assets | G497 | 61,148 | G498 | 0 | G499 | 0 | G500 | 0 | G501 | 61,148 | 5.b |
| (1) Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above) | F240 | 0 | F684 | 0 | F692 | 0 | F241 | 0 | F242 | 0 | 5.b.1 |
| 6. All other assets | G391 | 18,110 | G392 | 0 | G395 | 0 | G396 | 18,110 | G804 | 0 | 6 |
| 7. Total assets measured at fair value on a recurring basis(sum of items 1 through 5b plus item 6.) | G502 | **440,804** | G503 | 0 | G504 | **0** | G505 | **372,136** | G506 | **68,668** | 7 |

# Schedule RC-Q—Continued

| Dollar Amounts in Thousands | (Column A) Total Fair Value Reported on Schedule RC | | (Column B) LESS: Amounts Netted in the Determination of Total Fair Value | | (Column C) Level 1 Fair Value Measurements | | (Column D) Level 2 Fair Value Measurements | | (Column E) Level 3 Fair Value Measurements | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| **LIABILITIES** | | | | | | | | | | | |
| 8. Deposits | F252 | 0 | F686 | 0 | F694 | 0 | F253 | 0 | F254 | 0 | 8 |
| 9. Federal funds purchased and securities sold under agreements to repurchase | G507 | 0 | G508 | 0 | G509 | 0 | G510 | 0 | G511 | 0 | 9 |
| 10. Trading liablities: | | | | | | | | | | | |
| a. Derivative liabilities | 3547 | 0 | G512 | 0 | G513 | 0 | G514 | 0 | G515 | 0 | 10.a |
| b. Other trading liabilities | G516 | 0 | G517 | 0 | G518 | 0 | G519 | 0 | G520 | 0 | 10.b |
| 11. Other borrowed money | G521 | 0 | G522 | 0 | G523 | 0 | G524 | 0 | G525 | 0 | 11 |
| 12. Subordinated notes and debentures | G526 | 0 | G527 | 0 | G528 | 0 | G529 | 0 | G530 | 0 | 12 |
| 13. All other liabilities | G805 | 2,607 | G806 | 0 | G807 | 0 | G808 | 2,607 | G809 | 0 | 13 |
| 14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13) | G531 | **2,607** | G532 | 0 | G533 | **0** | G534 | **2,607** | G535 | **0** | 14 |

# Schedule RC-Q—Continued

| Dollar Amounts in Thousands | RCON | (Column A) Total Fair Value Reported on Schedule RC (Bil \| Mil \| Thou) | RCON | (Column B) LESS: Amounts Netted in the Determination of Total Fair Value (Bil \| Mil \| Thou) | RCON | (Column C) Level 1 Fair Value Measurements (Bil \| Mil \| Thou) | RCON | (Column D) Level 2 Fair Value Measurements (Bil \| Mil \| Thou) | RCON | (Column E) Level 3 Fair Value Measurements (Bil \| Mil \| Thou) | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Memoranda | | | | | | | | | | | |
| 1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6): | | | | | | | | | | | |
| a. Mortgage servicing assets | G536 | 0 | G537 | 0 | G538 | 0 | G539 | 0 | G540 | 0 | M.1.a |
| b. Nontrading derivative assets | G541 | 0 | G542 | 0 | G543 | 0 | G544 | 0 | G545 | 0 | M.1.b |
| TEXT | | | | | | | | | | | |
| c. G546 Portfolio Loans | G546 | 16,068 | G547 | 0 | G548 | 0 | G549 | 16,068 | G550 | 0 | M.1.c |
| d. G551 Derivative Financial Instruments | G551 | 2,042 | G552 | 0 | G553 | 0 | G554 | 2,042 | G555 | 0 | M.1.d |
| e. G556 | G556 | 0 | G557 | 0 | G558 | 0 | G559 | 0 | G560 | 0 | M.1.e |
| f. G561 | G561 | 0 | G562 | 0 | G563 | 0 | G564 | 0 | G565 | 0 | M.1.f |
| 2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13) | | | | | | | | | | | |
| a. Loan commitments (not accounted for as derivatives) | F261 | 0 | F689 | 0 | F697 | 0 | F262 | 0 | F263 | 0 | M.2.a |
| b. Nontrading derivative liabilities | G566 | 0 | G567 | 0 | G568 | 0 | G569 | 0 | G570 | 0 | M.2.b |
| TEXT | | | | | | | | | | | |
| c. G571 Derivative Financial Instruments | G571 | 2,607 | G572 | 0 | G573 | 0 | G574 | 2,607 | G575 | 0 | M.2.c |
| d. G576 | G576 | 0 | G577 | 0 | G578 | 0 | G579 | 0 | G580 | 0 | M.2.d |
| e. G581 | G581 | 0 | G582 | 0 | G583 | 0 | G584 | 0 | G585 | 0 | M.2.e |
| f. G586 | G586 | 0 | G587 | 0 | G588 | 0 | G589 | 0 | G590 | 0 | M.2.f |

# Schedule RC-R—Regulatory Capital

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| **Tier 1 capital** | | | |
| 1. Total bank equity capital (from Schedule RC, item 27.a) | 3210 | **225,986** | 1 |
| 2. LESS: Net unrealized gains (losses) on available-for-sale securities (1) (if a gain, report as a positive value; if a loss, report as a negative value) | 8434 | (677) | 2 |
| 3. LESS: Net unrealized loss on available-for-sale EQUITY securities (1) (report loss as a positive value) | A221 | 0 | 3 |
| 4. LESS: Accumulated net gains (losses) on cash flow hedges (1) (if a gain, report as a positive value; if a loss, report as a negative value) | 4336 | 104 | 4 |
| 5. LESS: Nonqualifying perpetual preferred stock | B588 | 0 | 5 |
| 6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries | B589 | 59 | 6 |
| 7.a. LESS: Disallowed goodwill and other disallowed intangible assets | B590 | 3,287 | 7.a |
| b. LESS: Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank's own creditworthiness (if a net gain, report as a positive value; if a net loss, report as a negative value) | F264 | 0 | 7.b |
| 8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, 7.a, and 7.b) | C227 | **223,331** | 8 |
| 9.a. LESS: Disallowed servicing assets and purchased credit card relationships | B591 | 0 | 9.a |
| b. LESS: Disallowed deferred tax assets | 5610 | 0 | 9.b |
| 10. Other additions to (deductions from) Tier 1 capital | B592 | 0 | 10 |
| 11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b) | 8274 | **223,331** | 11 |
| **Tier 2 capital** | | | |
| 12. Qualifying subordinated debt and redeemable preferred stock | 5306 | 2,500 | 12 |
| 13. Cumulative perpetual preferred stock includible in Tier 2 capital | B593 | 0 | 13 |
| 14. Allowance for loan and lease losses includible in Tier 2 capital | 5310 | 25,318 | 14 |
| 15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital | 2221 | 0 | 15 |
| 16. Other Tier 2 capital components | B594 | 0 | 16 |
| 17. Tier 2 capital (sum of items 12 through 16) | 5311 | **27,818** | 17 |
| 18. Allowable Tier 2 capital (lesser of item 11 or 17) | 8275 | **27,818** | 18 |
| 19. Tier 3 capital allocated for market risk | 1395 | 0 | 19 |
| 20. LESS: Deductions for total risk-based capital | B595 | 0 | 20 |
| 21. Total risk-based capital (sum of items 11, 18, and 19, less item 20) | 3792 | **251,149** | 21 |
| **Total assets for leverage ratio** | | | |
| 22. Average total assets (from Schedule RC-K, item 9) | 3368 | **2,626,869** | 22 |
| 23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7.a above) | B590 | **3,287** | 23 |
| 24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above) | B591 | 0 | 24 |
| 25. LESS: Disallowed deferred tax assets (from item 9.b above) | 5610 | 0 | 25 |
| 26. LESS: Other deductions from assets for leverage capital purposes | B596 | 0 | 26 |
| 27. Average total assets for leverage capital purposes (item 22 less items 23 through 26) | A224 | **2,623,582** | 27 |
| **Adjustments for financial subsidiaries** | | | |
| 28. a. Adjustment to Tier 1 capital reported in item 11 | C228 | 0 | 28.a |
| b. Adjustment to total risk-based capital reported in item 21 | B503 | 0 | 28.b |
| 29. Adjustment to risk-weighted assets reported in item 62 | B504 | 0 | 29 |
| 30. Adjustment to average total assets reported in item 27 | B505 | 0 | 30 |

(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

# Schedule RC-R—Regulatory Capital

Dollar Amounts in Thousands | RCON | Bil | Mil | Thou

## Capital ratios

(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)

| | (Column A) | | (Column B) | | |
|---|---|---|---|---|---|
| | RCON | Percentage | RCON | Percentage | |
| 31. Tier 1 leverage ratio (1) | 7273 | **0.00%** | 7204 | **8.51%** | 31 |
| 32. Tier 1 risk-based capital ratio (2) | 7274 | **0.00%** | 7206 | **11.12%** | 32 |
| 33. Total risk-based capital ratio (3) | 7275 | **0.00%** | 7205 | **12.51%** | 33 |

(1) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(2) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
(3) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

# Schedule RC-R—Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

| Dollar Amounts in Thousands | (Column A) Totals *(from Schedule RC)* | (Column B) Items Not Subject to Risk-Weighting | (Column C) Allocation by Risk Weight Category 0% | (Column D) 20% | (Column E) 50% | (Column F) 100% | |
|---|---|---|---|---|---|---|---|
| | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | |
| **Balance Sheet Asset Categories** | | | | | | | |
| 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC items 1.a and 1.b) | RCON 0010 **292,266** | RCON C869 0 | RCON B600 252,303 | RCON B601 39,962 | | RCON B602 0 | 34 |
| 35. Held-to-maturity securities | RCON 1754 **0** | RCON B603 0 | RCON B604 0 | RCON B605 0 | RCON B606 0 | RCON B607 0 | 35 |
| 36. Available-for-sale securities | RCON 1773 **361,546** | RCON B608 (900) | RCON B609 16,389 | RCON B610 342,017 | RCON B611 4,040 | RCON B612 0 | 36 |
| 37. Federal funds sold and securities purchased under agreements to resell | RCON C225 **3,153** | | RCON C063 0 | RCON C064 3,153 | | RCON B520 0 | 37 |
| 38. Loans and leases held for sale | RCON 5369 **5,666** | RCON B617 0 | RCON B618 0 | RCON B619 0 | RCON B620 5,666 | RCON B621 0 | 38 |
| 39. Loans and leases, net of unearned income | RCON B528 **1,887,380** | RCON B622 0 | RCON B623 0 | RCON B624 155,171 | RCON B625 140,427 | RCON B626 1,591,782 | 39 |
| 40. LESS: Allowance for loan and lease losses | RCON 3123 **42,759** | RCON 3123 **42,759** | | | | | 40 |
| 41. Trading assets | RCON 3545 **61,148** | RCON B627 0 | RCON B628 0 | RCON B629 0 | RCON B630 0 | RCON B631 61,148 | 41 |
| 42. All other assets (1) | RCON B639 **217,555** | RCON B640 4,801 | RCON B641 8,444 | RCON B642 100,748 | RCON B643 0 | RCON 5339 103,562 | 42 |
| 43. Total assets (sum of items 34 through 42) | RCON 2170 **2,785,955** | RCON B644 **(38,858)** | RCON 5320 **277,136** | RCON 5327 **641,051** | RCON 5334 **150,133** | RCON 5340 **1,756,492** | 43 |

(1) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, direct and indirect investments in real estate ventures, intangible assets, and other assets.

## Schedule RC-R—Continued

| Dollar Amounts in Thousands | (Column A) Face Value or Notional Amount | Credit Conversion Factor | (Column B) Credit Equivalent Amount (1) | (Column C) 0% | (Column D) 20% | (Column E) 50% | (Column F) 100% | |
|---|---|---|---|---|---|---|---|---|
| | | | | Allocation by Risk Weight Category | | | | |
| | Bil \| Mil \| Thou | | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | |
| **Derivatives and Off-Balance Sheet Items** | RCON B546 | See footnote 2 | RCON B547 | RCON B548 | RCON B581 | RCON B582 | RCON B583 | |
| 44. Financial standby letters of credit | 32,763 | 1.000 | 32,763 | 0 | 0 | 0 | 32,763 | 44 |
| 45. Performance standby letters of | RCON 3821 | | RCON B650 | RCON B651 | RCON B652 | RCON B653 | RCON B654 | |
| of credit | 5,979 | .50 | 2,990 | 0 | 0 | 0 | 2,990 | 45 |
| 46. Commercial and similar letters | RCON 3411 | | RCON B655 | RCON B656 | RCON B657 | RCON B658 | RCON B659 | |
| of credit | 3,371 | .20 | 674 | 0 | 0 | 0 | 674 | 46 |
| 47. Risk participations in bankers acceptances acquired by the | RCON 3429 | | RCON B660 | RCON B661 | RCON B662 | | RCON B663 | |
| reporting institution | 0 | 1.00 | 0 | 0 | 0 | | 0 | 47 |
| | RCON 3433 | | RCON B664 | RCON B665 | RCON B666 | RCON B667 | RCON B668 | |
| 48. Securities lent | 0 | 1.00 | 0 | 0 | 0 | 0 | 0 | 48 |
| 49. Retained recourse on small business | RCON A250 | | RCON B669 | RCON B670 | RCON B671 | RCON B672 | RCON B673 | |
| obligations sold with recourse | 0 | 1.00 | 0 | 0 | 0 | 0 | 0 | 49 |
| 50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a | RCON B541 | See footnote 3 | RCON B542 | | | | RCON B543 | |
| dollar-for-dollar capital requirement | 0 | 12.500 | 0 | | | | 0 | 50 |
| 51. All other financial assets sold with | RCON B675 | | RCON B676 | RCON B677 | RCON B678 | RCON B679 | RCON B680 | |
| recourse | 13,107 | 1.00 | 13,107 | 0 | 0 | 13,107 | 0 | 51 |
| 52. All other off-balance sheet | RCON B681 | | RCON B682 | RCON B683 | RCON B684 | RCON B685 | RCON B686 | |
| liabilities | 0 | 1.00 | 0 | 0 | 0 | 0 | 0 | 52 |
| 53. Unused commitments: | | | | | | | | |
| a. With an original maturity | RCON 3833 | | RCON B687 | RCON B688 | RCON B689 | RCON B690 | RCON B691 | |
| exceeding one year | 72,154 | .50 | 36,077 | 13,713 | 0 | 88 | 22,276 | 53.a |
| b. With an original maturity of one year or less to asset-backed | RCON G591 | | RCON G592 | RCON G593 | RCON G594 | RCON G595 | RCON G596 | |
| commercial paper conduits | 0 | .10 | 0 | 0 | 0 | 0 | 0 | 53.b |
| | | | RCON A167 | RCON B693 | RCON B694 | RCON B695 | | |
| 54. Derivative contracts | | | 3,325 | 1,853 | 127 | 1,345 | | 54 |

(1) Column A multiplied by credit conversion factor.

(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor.
For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information. (Entering an 'M' allows for data entry in Column B.)

(3) Or institution specific factor.

## Schedule RC-R—Continued

| Dollar Amounts in Thousands | (Column C) 0% Bil \| Mil \| Thou | (Column D) 20% Bil \| Mil \| Thou | (Column E) 50% Bil \| Mil \| Thou | (Column F) 100% Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| | Allocation by Risk Weight Category | | | | |
| **Totals** | | | | | |
| 55. Total assets, derivatives, and off-balance sheet items by risk weight category (for each column, sum of items 43 through 54) | RCON B696 292,702 | RCON B697 641,178 | RCON B698 164,673 | RCON B699 1,815,195 | 55 |
| 56. Risk weight factor | x 0% | x 20% | x 50% | x 100% | 56 |
| 57. Risk-weighted assets by risk weight category (for each column, item 55 multiplied by item 56) | RCON B700 0 | RCON B701 128,236 | RCON B702 82,337 | RCON B703 1,815,195 | 57 |
| 58. Market risk equivalent assets | | | | RCON 1651 0 | 58 |
| 59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58) | | | | RCON B704 2,025,768 | 59 |
| 60. LESS: Excess allowance for loan and lease losses | | | | RCON A222 17,441 | 60 |
| 61. LESS: Allocated transfer risk reserve | | | | RCON 3128 0 | 61 |
| 62. Total risk-weighted assets (item 59 minus items 60 and 61) | | | | RCON A223 2,008,327 | 62 |

Memoranda

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Current credit exposure across all derivative contracts covered by the risk-based capital standards | 8764 | 1,245 | M.1 |

# Schedule RC-R—Continued

Memoranda—Continued

| Dollar Amounts in Thousands | With a remaining maturity of (Column A) One year or less | | (Column B) Over one year through five years | | (Column C) Over five years | | |
|---|---|---|---|---|---|---|---|
| 2. Notional principal amounts of derivative contracts: (1) | RCON | Tril \| Bil \| Mil \| Thou | RCON | Tril \| Bil \| Mil \| Thou | RCON | Tril \| Bil \| Mil \| Thou | |
| a. Interest rate contracts | 3809 | 215,000 | 8766 | 104,512 | 8767 | 103,800 | M.2.a |
| b. Foreign exchange contracts | 3812 | 0 | 8769 | 0 | 8770 | 0 | M.2.b |
| c. Gold contracts | 8771 | 0 | 8772 | 0 | 8773 | 0 | M.2.c |
| d. Other precious metals contracts | 8774 | 0 | 8775 | 0 | 8776 | 0 | M.2.d |
| e. Other commodity contracts | 8777 | 0 | 8778 | 0 | 8779 | 0 | M.2.e |
| f. Equity derivative contracts | A000 | 0 | A001 | 0 | A002 | 0 | M.2.f |
| g. Credit derivative contracts: Purchased credit protecton that (a) is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes: | | | | | | | |
| (1) Investment grade | G597 | 0 | G598 | 0 | G599 | 0 | M.2.g.1 |
| (2) Subinvestment grade | G600 | 0 | G601 | 0 | G602 | 0 | M.2.g.2 |

(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

# Schedule RC-S—Servicing, Securitization, and Asset Sale Activities

| Dollar Amounts in Thousands | (Column A) 1-4 Family Residential Loans | (Column B) Home Equity Lines | (Column C) Credit Card Receivables | (Column D) Auto Loans | (Column E) Other Consumer Loans | (Column F) Commercial and Industrial Loans | (Column G) All Other Loans, All Leases, and All Other Assets | |
|---|---|---|---|---|---|---|---|---|
| | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | |
| **Bank Securitization Activities** | | | | | | | | |
| 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements | RCON B705 0 | RCON B706 0 | RCON B707 0 | RCON B708 0 | RCON B709 0 | RCON B710 0 | RCON B711 0 | 1 |
| 2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of: | | | | | | | | |
| a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5) | RCON B712 0 | RCON B713 0 | RCON B714 0 | RCON B715 0 | RCON B716 0 | RCON B717 0 | RCON B718 0 | 2.a |
| b. Subordinated securities and other residual interests | RCON C393 0 | RCON C394 0 | RCON C395 0 | RCON C396 0 | RCON C397 0 | RCON C398 0 | RCON C399 0 | 2.b |
| c. Standby letters of credit and other enhancements | RCON C400 0 | RCON C401 0 | RCON C402 0 | RCON C403 0 | RCON C404 0 | RCON C405 0 | RCON C406 0 | 2.c |
| 3. Reporting bank's unused commitments to provide liquidity to structures reported in item 1 | RCON B726 0 | RCON B727 0 | RCON B728 0 | RCON B729 0 | RCON B730 0 | RCON B731 0 | RCON B732 0 | 3 |
| 4. Past due loan amounts included in item 1: | | | | | | | | |
| a. 30-89 days past due | RCON B733 0 | RCON B734 0 | RCON B735 0 | RCON B736 0 | RCON B737 0 | RCON B738 0 | RCON B739 0 | 4.a |
| b. 90 days or more past due | RCON B740 0 | RCON B741 0 | RCON B742 0 | RCON B743 0 | RCON B744 0 | RCON B745 0 | RCON B746 0 | 4.b |
| 5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date): | | | | | | | | |
| a. Charge-offs | RIAD B747 0 | RIAD B748 0 | RIAD B749 0 | RIAD B750 0 | RIAD B751 0 | RIAD B752 0 | RIAD B753 0 | 5.a |
| b. Recoveries | RIAD B754 0 | RIAD B755 0 | RIAD B756 0 | RIAD B757 0 | RIAD B758 0 | RIAD B759 0 | RIAD B760 0 | 5.b |

## Schedule RC-S—Continued

| Dollar Amounts in Thousands | (Column A) 1-4 Family Residential Loans | (Column B) Home Equity Lines | (Column C) Credit Card Receivables | (Column D) Auto Loans | (Column E) Other Consumer Loans | (Column F) Commercial and Industrial Loans | (Column G) All Other Loans, All Leases, and All Other Assets | |
|---|---|---|---|---|---|---|---|---|
| | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | |
| 6. Amount of ownership (or seller's) interests carried as: | | | | | | | | |
| a. Securities (included in Schedule RC-B or in Schedule RC, item 5) | | RCON B761 0 | RCON B762 0 | | | RCON B763 0 | | 6.a |
| b. Loans (included in Schedule RC-C) | | RCON B500 0 | RCON B501 0 | | | RCON B502 0 | | 6.b |
| 7. Past due loan amounts included in interests reported in item 6.a: | | | | | | | | |
| a. 30-89 days past due | | RCON B764 0 | RCON B765 0 | | | RCON B766 0 | | 7.a |
| b. 90 days or more past due | | RCON B767 0 | RCON B768 0 | | | RCON B769 0 | | 7.b |
| 8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date): | | | | | | | | |
| a. Charge-offs | | RIAD B770 0 | RIAD B771 0 | | | RIAD B772 0 | | 8.a |
| b. Recoveries | | RIAD B773 0 | RIAD B774 0 | | | RIAD B775 0 | | 8.b |
| **For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions** | | | | | | | | |
| 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements | RCON B776 0 | RCON B777 0 | RCON B778 0 | RCON B779 0 | RCON B780 0 | RCON B781 0 | RCON B782 0 | 9 |
| 10. Reporting bank's unused commitments to provide liquidity to other institutions' securitization structures | RCON B783 0 | RCON B784 0 | RCON B785 0 | RCON B786 0 | RCON B787 0 | RCON B788 0 | RCON B789 0 | 10 |

## Schedule RC-S—Continued

| Dollar Amounts in Thousands | (Column A) 1-4 Family Residential Loans | (Column B) Home Equity Lines | (Column C) Credit Card Receivables | (Column D) Auto Loans | (Column E) Other Consumer Loans | (Column F) Commercial and Industrial Loans | (Column G) All Other Loans, All Leases, and All Other Assets | |
|---|---|---|---|---|---|---|---|---|
| | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | Bil \| Mil \| Thou | |
| **Bank Asset Sales** | | | | | | | | |
| 11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank | RCON B790 13,107 | RCON B791 0 | RCON B792 0 | RCON B793 0 | RCON B794 0 | RCON B795 0 | RCON B796 0 | 11 |
| 12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11 | RCON B797 13,107 | RCON B798 0 | RCON B799 0 | RCON B800 0 | RCON B801 0 | RCON B802 0 | RCON B803 0 | 12 |

Memoranda

| Dollar Amounts in Thousands | RCON | Bil \| Mil \| Thou | |
|---|---|---|---|
| 1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994: | | | |
| a. Outstanding principal balance | A249 | 0 | M.1.a |
| b. Amount of retained recourse on these obligations as of the report date | A250 | 0 | M.1.b |
| 2. Outstanding principal balance of assets serviced for others (includes participations serviced for others): | | | |
| a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements | B804 | 0 | M.2.a |
| b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements | B805 | 0 | M.2.b |
| c. Other financial assets (includes home equity lines) (1) | A591 | 0 | M.2.c |
| d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans) | F699 | 0 | M.2.d |
| 3. Asset-backed commercial paper conduits: | | | |
| a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements: | | | |
| (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company | B806 | 0 | M.3.a.1 |
| (2) Conduits sponsored by other unrelated institutions | B807 | 0 | M.3.a.2 |
| b. Unused commitments to provide liquidity to conduit structures: | | | |
| (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company | B808 | 0 | M.3.b.1 |
| (2) Conduits sponsored by other unrelated institutions | B809 | 0 | M.3.b.2 |
| 4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C (2) | C407 | N/A | M.4 |

(1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
(2) Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

## Schedule RC-T—Fiduciary and Related Services

| | RCON | YES / NO | |
|---|---|---|---|
| 1. Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T) | A345 | YES | 1 |
| 2. Does the institution exercise the fiduciary powers it has been granted? | A346 | YES | 2 |
| 3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO," do not complete the rest of Schedule RC-T.) | B867 | YES | 3 |

If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
- Items 4 through 22 quarterly,
- Items 23 through 26 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 26 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 13 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.

| Dollar Amounts in Thousands | (Column A) Managed Assets | (Column B) Non-Managed Assets | (Column C) Number of Managed Accounts | (Column D) Number of Non-Managed Accounts | |
|---|---|---|---|---|---|
| | Tril \| Bil \| Mil \| Thou | Tril \| Bil \| Mil \| Thou | | | |
| FIDUCIARY AND RELATED ASSETS | RCON B868 | RCON B869 | RCON B870 | RCON B871 | |
| 4. Personal trust and agency accounts | 200,918 | 15,914 | 269 | 7 | 4 |
| 5. Employee benefit and retirement-related trust and agency accounts: | RCON B872 | RCON B873 | RCON B874 | RCON B875 | |
| a. Employee benefit-defined contribution | 53,364 | 81 | 14 | 1 | 5.a |
| | RCON B876 | RCON B877 | RCON B878 | RCON B879 | |
| b. Employee benefit-defined benefit | 0 | 0 | 0 | 0 | 5.b |
| | RCON B880 | RCON B881 | RCON B882 | RCON B883 | |
| c. Other employee benefit and retirement-related accounts | 278,679 | 0 | 411 | 0 | 5.c |
| | RCON B884 | RCON B885 | RCON C001 | RCON C002 | |
| 6. Corporate trust and agency accounts | 0 | 0 | 0 | 0 | 6 |
| | RCON B886 | RCON J253 | RCON B888 | RCON J254 | |
| 7. Investment management and investment advisory agency accounts | 263,092 | 56 | 497 | 1 | 7 |
| | RCON J255 | RCON J256 | RCON J257 | RCON J258 | |
| 8. Foundation and endowment trust and agency accounts | 0 | 0 | 0 | 0 | 8 |
| | RCON B890 | RCON B891 | RCON B892 | RCON B893 | |
| 9. Other fiduciary accounts | 0 | 0 | 0 | 0 | 9 |
| | RCON B894 | RCON B895 | RCON B896 | RCON B897 | |
| 10. Total fiduciary accounts (sum of items 4 through 9) | **796,053** | **16,051** | **1,191** | 9 | 10 |

# Schedule RC-T—Continued

| Dollar Amounts in Thousands | (Column A) Managed Assets | (Column B) Non-Managed Assets | (Column C) Number of Managed Accounts | (Column D) Number of Non-Managed Accounts | |
|---|---|---|---|---|---|
| | Tril \| Bil \| Mil \| Thou | Tril \| Bil \| Mil \| Thou | | | |
| 11. Custody and safekeeping accounts | | RCON B898 617,652 | | RCON B899 482 | 11 |
| 12. Not applicable | | | | | 12 |
| 13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11) | RCON J259 71,127 | RCON J260 0 | RCON J261 354 | RCON J262 182 | 13 |

| Dollar Amounts in Thousands | RIAD | Bil \| Mil \| Thou | |
|---|---|---|---|
| FIDUCIARY AND RELATED SERVICES INCOME | | | |
| 14. Personal trust and agency accounts | B904 | 1,919 | 14 |
| 15. Employee benefit and retirement-related trust and agency accounts: | | | |
| a. Employee benefit—defined contribution | B905 | 46 | 15.a |
| b. Employee benefit—defined benefit | B906 | 0 | 15.b |
| c. Other employee benefit and retirement-related accounts | B907 | 722 | 15.c |
| 16. Corporate trust and agency accounts | A479 | 0 | 16 |
| 17. Investment management and investment advisory agency accounts | J315 | 2,084 | 17 |
| 18. Foundation and endowment trust and agency accounts | J316 | 0 | 18 |
| 19. Other fiduciary accounts | A480 | 0 | 19 |
| 20. Custody and safekeeping accounts | B909 | 567 | 20 |
| 21. Other fiduciary and related services income | B910 | 0 | 21 |
| 22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a) | 4070 | **5,338** | 22 |
| 23. LESS: Expenses | C058 | 6,879 | 23 |
| 24. LESS: Net losses from fiduciary and related services | A488 | 0 | 24 |
| 25. PLUS: Intracompany income credits for fiduciary and related services | B911 | 102 | 25 |
| 26. Net fiduciary and related services income | A491 | **(1,439)** | 26 |

| Memoranda<br>Dollar Amounts in Thousands | (Column A) Personal Trust and Agency and Investment Management Agency Accounts | | (Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts | | (Column C) All Other Accounts | | |
|---|---|---|---|---|---|---|---|
| 1. Managed assets held in fiduciary accounts: | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | RCON | Bil \| Mil \| Thou | |
| a. Noninterest-bearing deposits | J263 | 304 | J264 | 172 | J265 | 0 | M.1.a |
| b. Interest-bearing deposits | J266 | 28,931 | J267 | 7,673 | J268 | 0 | M.1.b |
| c. U.S. Treasury and U.S. Government agency obligations | J269 | 24,088 | J270 | 19,311 | J271 | 0 | M.1.c |
| d. State, county, and municipal obligations | J272 | 46,389 | J273 | 8,281 | J274 | 0 | M.1.d |
| e. Money market mutual funds | J275 | 13,384 | J276 | 3,814 | J277 | 0 | M.1.e |
| f. Equity mutual funds | J278 | 0 | J279 | 0 | J280 | 0 | M.1.f |
| g. Other mutual funds | J281 | 167,906 | J282 | 270,388 | J283 | 0 | M.1.g |
| h. Common trust funds and collective investment funds | J284 | 0 | J285 | 0 | J286 | 0 | M.1.h |
| i. Other short-term obligations | J287 | 0 | J288 | 0 | J289 | 0 | M.1.i |
| j. Other notes and bonds | J290 | 11,202 | J291 | 10,509 | J292 | 0 | M.1.j |
| k. Investments in unregistered funds and private equity investments | J293 | 0 | J294 | 0 | J295 | 0 | M.1.k |

## Schedule RC-T—Continued

| Memoranda—Continued<br>Dollar Amounts in Thousands | RCON | (Column A) Personal Trust and Agency and Investment Management Agency Accounts<br>Bil \| Mil \| Thou | RCON | (Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts<br>Bil \| Mil \| Thou | RCON | (Column C) All Other Accounts<br>Bil \| Mil \| Thou | |
|---|---|---|---|---|---|---|---|
| 1. l. Other common and preferred stocks | J296 | 147,252 | J297 | 11,505 | J298 | 0 | M.1.l |
| m. Real estate mortgages | J299 | 5,842 | J300 | 200 | J301 | 0 | M.1.m |
| n. Real estate | J302 | 12,497 | J303 | 0 | J304 | 0 | M.1.n |
| o. Miscellaneous assets | J305 | 6,216 | J306 | 189 | J307 | 0 | M.1.o |
| p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o) | J308 | 464,011 | J309 | 332,042 | J310 | 0 | M.1.p |

| Dollar Amounts in Thousands | RCON | (Column A) Managed Assets<br>Bil \| Mil \| Thou | RCON | (Column B) Number of Managed Accounts | |
|---|---|---|---|---|---|
| 1. q. Investments of managed fiduciary accounts in advised or sponsored mutual funds | J311 | 0 | J312 | 0 | M.1.q |

| Dollar Amounts in Thousands | RCON | (Column A) Number of Issues | RCON | (Column B) Principal Amount Outstanding<br>Tril \| Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 2. Corporate trust and agency accounts: | | | | | |
| a. Corporate and municipal trusteeships | B927 | 0 | B928 | 0 | M.2.a |
| (1) Issues reported in Memorandum item 2.a. that are in default | J313 | 0 | J314 | 0 | M.2.a.1 |
| b. Transfer agent, registrar, paying agent, and other corporate agency | B929 | 0 | | | M.2.b |

| Dollar Amounts in Thousands | RCON | (Column A) Number of Funds | RCON | (Column B) Market Value of Fund Assets<br>Bil \| Mil \| Thou | |
|---|---|---|---|---|---|
| 3. Collective investment funds and common trust funds: | | | | | |
| a. Domestic equity | B931 | 0 | B932 | 0 | M.3.a |
| b. International/Global equity | B933 | 0 | B934 | 0 | M.3.b |
| c. Stock/Bond blend | B935 | 0 | B936 | 0 | M.3.c |
| d. Taxable bond | B937 | 0 | B938 | 0 | M.3.d |
| e. Municipal bond | B939 | 0 | B940 | 0 | M.3.e |
| f. Short term investments/Money market | B941 | 0 | B942 | 0 | M.3.f |
| g. Specialty/Other | B943 | 0 | B944 | 0 | M.3.g |
| h. Total collective investment funds (sum of Memorandum items 3.a through 3.g) | B945 | 0 | B946 | 0 | M.3.h |

## Schedule RC-T—Continued

| Dollar Amounts in Thousands | RIAD | (Column A) Gross Losses Managed Accounts Mil \| Thou | RIAD | (Column B) Gross Losses Non-Managed Accounts Mil \| Thou | RIAD | (Column C) Recoveries Mil \| Thou | |
|---|---|---|---|---|---|---|---|
| 4. Fiduciary settlements, surcharges and other losses: | | | | | | | |
| a. Personal trust and agency accounts | B947 | 0 | B948 | 0 | B949 | 0 | M.4.a |
| b. Empolyee benefit and retirement related trust and agency accounts | B950 | 0 | B951 | 0 | B952 | 0 | M.4.b |
| c. Investment management and investment advisory agency accounts | B953 | 0 | B954 | 0 | B955 | 0 | M.4.c |
| d. Other fiduciary accounts and related services | B956 | 0 | B957 | 0 | B958 | 0 | M.4.d |
| e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24) | B959 | 0 | B960 | 0 | B961 | 0 | M.4.e |

Person to whom questions about Schedule RC-T—Fiduciary and Related Services should be directed:

TAMICA COLEMAN
Name and Title (TEXT B962)

TCOLEMAN@ENTERPRISEBANK.COM
E-mail Address (TEXT B926)

(314) 810-3678
Telephone: Area code/phone number/extension (TEXT B963)

(314) 812-1531
FAX: Area code/phone number (TEXT B964)

# Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RI-E, item 2.g, and Schedule RC-F, item 6.f, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IDENTIFIED ABOVE, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A", "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of the statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

| | RCON | YES / NO |
|---|---|---|
| Comments? | 6979 | YES |

*BANK MANAGEMENT STATEMENT (please type or print clearly):*

**TEXT**

| | |
|---|---|
| 6980 | On January 25, 2012, the holding company of Enterprise Bank & Trust, Enterprise Financial Services Corp ("EFSC"), announced that EFSCs consolidated financial statements filed with the SEC as of and for each of the periods ended March 31, June 30, September 30, and December 31, 2010 should no longer be relied upon and must be restated (the "Restatement"). Due to the pending Restatement, all measures of results of operations and financial condition contained in this Call Report are preliminary and reflect only management's expected results of operations and financial condition as of and for the period covered by this Call Report. Actual reported results of operations and financial condition of EFSC may vary from the information in this Call Report due to a number of factors, including additional or revised information or subsequent events. |

## *REPORT OF CONDITION*

Consolidating domestic subsidiaries of
**ENTERPRISE BANK & TRUST**
**in the state of MO at close of business on December 31, 2010**
published in response to call made by (Enter additional information below)

### Statement of Resources and Liabilities

Dollar Amounts in Thousands

| ASSETS | | |
|---|---|---|
| Cash and balances due from depository institutions: | | |
| Noninterest-bearing balances and currency and coin | | 22,593 |
| Interest-bearing balances | | 269,673 |
| Securities: | | |
| Held-to-maturity securities | | 0 |
| Available-for-sale securities | | 361,546 |
| Federal funds sold and securities purchased under agreements to resell: | | |
| Federal funds sold | | 3,153 |
| Securities purchased under agreements to resell | | 0 |
| Loans and lease financing receivables: | | |
| Loans and leases held for sale | | 5,666 |
| Loans and leases, net of unearned income | 1,887,380 | |
| LESS: Allowance for loan and lease losses | 42,759 | |
| Loans and leases, net of unearned income and allowance | | 1,844,621 |
| Trading Assets | | 61,148 |
| Premises and fixed assets (including capitalized leases) | | 20,499 |
| Other real estate owned | | 36,619 |
| Investments in unconsolidated subsidiaries and associated companies | | 0 |
| Direct and indirect investments in real estate ventures | | 0 |
| Intangible assets: | | |
| Goodwill | | 2,064 |
| Other intangible assets | | 1,223 |
| Other assets | | 157,150 |
| Total assets | | 2,785,955 |

## *REPORT OF CONDITION (Continued)*

### LIABILITIES

| | | Dollar Amounts in Thousands |
|---|---|---|
| **Deposits:** | | |
| In domestic offices | | 2,313,191 |
| Noninterest-bearing | 381,555 | |
| Interest-bearing | 1,931,636 | |
| Federal funds purchased and securities sold under agreements to repurchase: | | |
| Federal funds purchased | | 0 |
| Securities sold under agreements to repurchase | | 119,333 |
| Trading liabilities | | 0 |
| Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) | | 107,300 |
| Subordinated notes and debentures | | 2,500 |
| Other liabilities | | 17,586 |
| Total liabilities | | 2,559,910 |

### EQUITY CAPITAL

| | |
|---|---|
| Bank Equity Capital | |
| Perpetual preferred stock and related surplus | 0 |
| Common stock | 4,156 |
| Surplus (excludes all surplus related to preferred stock) | 158,776 |
| Retained earnings | 63,627 |
| Accumulated other comprehensive income | (573) |
| Other equity capital components | 0 |
| Total bank equity capital | 225,986 |
| Noncontrolling (minority) interest in consolidated subsidiaries | 59 |
| Total equity capital | 226,045 |
| Total liabilities and equity capital | 2,785,955 |

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

**I, DEBORAH N BARSTOW, SVP & CONTROLLER**
**( Name, Title )**
of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Director #1 ____________

Director #2 ____________

Director #3 ____________